Filed pursuant to Rule 485(b)
File No. 333-203939

Questions & Answers

Deutsche LifeCompass 2040 Fund

Q&A

Q     Why am I receiving this Prospectus/Proxy Statement

A     In light of the continuous underperformance and decreasing asset sizes of all the funds in the Deutsche LifeCompass suite of funds (i.e., Deutsche LifeCompass Retirement Fund, Deutsche LifeCompass 2015 Fund, Deutsche LifeCompass 2020 Fund, Deutsche LifeCompass 2030 Fund (“2030 Fund”), and Deutsche LifeCompass 2040 Fund (“2040 Fund” or “your Fund”)), Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”) conducted a rigorous product line review and analysis of the LifeCompass funds. As result of this review, DIMA believes that the LifeCompass funds can benefit by being restructured from target date fund of funds (i.e., funds with specific target years that guide asset allocation decisions and that invest primarily in other Deutsche funds) into managed multi-asset funds with more flexible risk/return strategies that invest directly in various securities and other investments as well as in other funds. Therefore, DIMA proposed and the Board of Trustees of the LifeCompass funds (the “Board”) approved the restructuring of the LifeCompass funds from target date fund of funds into managed multi-asset funds. The restructured LifeCompass funds will differ from the existing LifeCompass funds in other meaningful ways that are discussed in the enclosed Prospectus/Proxy Statement, including changes to each fund’s investment objective and principal investment strategies.

In considering how to best accomplish the LifeCompass funds restructurings, DIMA reviewed the proposed investment objectives, strategies and policies for each restructured LifeCompass fund and considered the appropriate mix of funds following the restructurings. As a result of the review, DIMA noted that the restructured 2040 Fund and the restructured 2030 Fund would have virtually identical investment objectives, strategies and policies and determined that a merger of 2040 Fund into 2030 Fund followed by the restructuring of 2030 Fund would be advantageous for both funds. Therefore, DIMA proposed and your Fund’s Board approved the merger of 2040 Fund into 2030 Fund followed by the restructuring of 2030 Fund.

Because the restructured LifeCompass funds will invest directly in securities and other investments, DIMA proposed management fees for its investment management services to the restructured LifeCompass funds. DIMA does not currently receive management fees from the LifeCompass funds, but instead receives management fees from the underlying Deutsche funds in which the LifeCompass funds invest. Therefore, consummation of the merger of your Fund into 2030 Fund is subject to approval by the shareholders of 2030 Fund of an amended and restated investment management agreement with DIMA pursuant to which DIMA would receive a management fee for its investment management services to the restructured 2030 Fund. DIMA is separately seeking approval of such amended and restated investment management agreement from the shareholders of 2030 Fund.

In the event that the merger is not approved or does not occur, DIMA also recommended and the Board approved an Amended and Restated Investment Management Agreement for 2040 Fund so that 2040 Fund can still be restructured from a target date fund of funds into a managed multi-asset fund and continue as a stand-alone fund.

Q     What issues am I being asked to vote on?

A     Shareholders of 2040 Fund are being asked to vote on the following proposals:

•	Approval of a merger of your Fund into 2030 Fund; and

•	Approval of an Amended and Restated Investment Management Agreement for 2040 Fund, in the event that the merger is not approved or does not occur.

The restructuring of the LifeCompass funds does not require shareholder approval and shareholder approval is not being sought.

After carefully reviewing each proposal, your Fund’s Board of Trustees has determined that these actions are in the best interest of the Fund. The Board unanimously recommends that you vote for each proposal.

Each proposal, including DIMA’s reasons for making the proposal and the Board’s considerations of the proposal, is described in more detail below and in the enclosed Prospectus/Proxy Statement.

Q     Why did DIMA make these proposals for my fund?

A     In making the proposals for 2040 Fund, DIMA advised the Board that it believes that 2040 Fund and its shareholders will benefit from the restructuring, either through the merger or a direct restructuring, because, as a managed multi-asset fund, 2040 Fund will have greater investment flexibility than it does currently as a target date fund of funds, which will create the potential for improved performance and growth of fund assets with potential economies of scale as the fund grows. DIMA indicated its belief that 2040 Fund will benefit from not being constrained by a specified glide path and instead having the ability to implement a more flexible risk/return based strategic asset allocation reflecting market and other events. DIMA also indicated its belief that the flexibility to take positions directly in securities and other investments as opposed to being limited to investing solely in other funds will expand the universe of available investment options and allow for more precise implementation of investment ideas.

Q     Why did the Board recommend these proposals?

A     Based on the information provided by DIMA, the Board believes that the new managed multi-asset structure for 2040 Fund, either through the combined fund or the restructured 2040 Fund, will allow for greater investment flexibility than the current target date fund of funds structure, creating the potential for improved performance and more precise implementation of DIMA’s investment ideas and growth of fund assets with potential economies of scale as the fund grows. In addition, as described below, DIMA’s expense caps help to ensure that the combined fund’s or the restructured 2040 Fund’s net annual operating expense ratios will be lower than 2040 Fund’s net annual operating expense ratios as of February 28, 2015 until at least September 30, 2018. Therefore, the Board recommends that shareholders vote to approve the proposals.

Q     Will the management fees and total operating expenses my fund pays change as a result of the merger?

A     Yes. As noted above, DIMA is not currently paid a management fee directly by 2040 Fund; instead, as a fund of funds, 2040 Fund, and therefore the shareholders of 2040 Fund, indirectly bears a pro rata share of the operating expenses, including the management fees paid to DIMA or other investment advisors, of the underlying funds in which 2040 Fund invests. In order for the merger to be completed and for the combined fund to be restructured, shareholders of 2030 Fund must approve an amended and restated investment management agreement pursuant to which DIMA would be paid a direct management fee by the restructured 2030 Fund. Thus, following the merger, the combined fund will pay a management fee to DIMA for its investment management services. The management fee will be assessed on assets invested directly in securities, with a lower fee rate assessed on assets invested in underlying mutual funds and ETFs.

With respect to total operating expenses, the combined fund’s change to a managed multi-asset fund and the payment of a direct management fee will differ from 2040 Fund’s current expense structure. The combined fund’s total operating expenses would include a management fee in addition to the routine distribution, service and other fees currently included in 2040 Fund’s total operating expenses. The combined fund will continue to hold some investments in underlying funds, and bear a share of those underlying funds’ expenses. However, DIMA has agreed to apply expense caps to the combined fund’s total annual operating expense ratios (including

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both direct and underlying fund expenses) to the extent necessary to maintain the combined fund’s net annual operating expense ratios at levels that are lower than the net annual operating expense ratios (including both direct 2040 Fund and underlying fund expenses) of 2040 Fund as of February 28, 2015. The expense caps, which are described in more detail in the enclosed Prospectus/Proxy Statement, will continue in place from the effective date of the merger through at least September 30, 2018.

Q     Will I have to pay taxes as a result of the merger?

A     The merger will not take place unless tax counsel to 2030 Fund provides an opinion to the effect that it will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, you are not expected to recognize any taxable gain or loss as a direct result of the merger.

Following the merger, a portion of the portfolio assets of 2030 Fund will be sold, which can affect the amount and timing of taxable distributions to the shareholders. DIMA estimates that approximately 55% of the portfolio assets of 2030 Fund will be sold over the course of several months. While no brokerage costs are expected to be incurred in connection with the sale of assets, the Restructured 2030 Fund will incur standard brokerage costs in the process of purchasing portfolio securities. Such brokerage costs will be borne by the Restructured 2030 Fund. It is estimated that the sale of portfolio assets will trigger a capital gains distribution to shareholders of the Restructured 2030 Fund equal to approximately $1.05 per share. Because the merger will end the tax year of 2040 Fund, it will accelerate taxable distributions to shareholders of 2040 Fund for its short taxable year ending on the date of the merger. Of course, you may also be subject to taxation as a result of the normal operations of your Fund whether or not the merger occurs.

If you choose to sell your shares before the merger or redeem or exchange your shares after the merger, the sale, redemption or exchange likely will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so.

Q     When would the merger take place?

A     If approved, the merger would occur on or about August 17, 2015, or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders will receive a confirmation statement reflecting the number of shares owned. However, as noted above, consummation of the merger is also subject to approval by the shareholders of 2030 Fund of an amended and restated investment management agreement with the Advisor.

Q     Will the number of shares I own change as a result of the merger?

A     Yes, the number of shares you own will most likely change, but the aggregate net asset value of your investment in 2030 Fund immediately following the merger will equal the aggregate net asset value of your investment in 2040 Fund at the time of the merger, which may be greater or less than the aggregate net asset value of your shares of 2040 Fund currently.

Q     What if the merger is not approved or does not occur?

In the event that the merger is not approved or does not occur, you are being asked to approve an Amended and Restated Investment Management Agreement (the “New IMA”) for 2040 Fund so that 2040 Fund can still be restructured from a target date fund of funds into a managed multi-asset fund. In this event, the restructured 2040 Fund would continue as a stand-alone fund and would be substantially similar to the restructured 2030 Fund that is discussed in more detail in the enclosed Prospectus/Proxy Statement. Under the New IMA, DIMA would receive a management fee for providing investment management services to the restructured 2040 Fund, which would include managing direct investments in securities and other investments as well as in other funds. The management fee would be assessed on assets invested directly in securities, with a lower fee rate assessed on

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assets invested in underlying mutual funds and ETFs. DIMA has agreed to apply expense caps to the restructured 2040 Fund’s total operating expense ratios (including both direct 2040 Fund and underlying fund expenses) to the extent necessary to maintain the restructured 2040 Fund’s net annual operating expense ratios at levels that are lower than the net annual operating expense ratios (including both direct 2040 Fund and underlying fund expenses) of 2040 Fund as of February 28, 2015. The expense caps, which are described in more detail in the enclosed Prospectus/Proxy Statement, would continue in place from the effective date of the New IMA through at least September 30, 2018. If approved, the New IMA would only go into effect in the event that the merger is not approved.

Q     Who is incurring the costs of this proxy solicitation?

A     DIMA will bear the costs of the proxy solicitation including, but not limited to preparation, printing and mailing of the Prospectus/Proxy Statement, and transaction costs (if any) directly related to the merger, as well as associated legal and accounting expenses.

Q     How can I vote?

A     You can vote in any one of four ways:

•	Through the Internet, by going to the website listed on your proxy card;

•	By telephone, with a toll-free call to the number listed on your proxy card;

•	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

•	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q     Whom should I call for additional information about this Prospectus/Proxy Statement?

A     Please call Computershare Fund Services, Inc., Deutsche LifeCompass 2040 Fund’s proxy solicitor, at 1-866-963-6127.

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345 Park Avenue

New York, New York 10154

(800) 728-3337

June 19, 2015

DEUTSCHE LIFECOMPASS 2040 FUND

A Message from the Fund’s President

Dear Shareholder:

I am writing to ask for your vote on two important matters affecting your investment in Deutsche LifeCompass 2040 Fund (“2040 Fund” or the “Fund”). While you are, of course, welcome to join us at the special meeting of the Fund’s shareholders, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matters:

Proposal 1:	To approve an agreement and plan of reorganization calling for the merger of 2040 Fund into Deutsche LifeCompass 2030 Fund (“2030 Fund”).

Proposal 2:	To approve an Amended and Restated Investment Management Agreement between the Fund’s investment advisor, Deutsche Investment Management Americas Inc. (“DIMA”) and Deutsche Target Date Series (to be renamed Deutsche Asset Allocation Trust) (the “Trust”) on behalf of the Fund.

The Board of Trustees of 2040 Fund recommends that you vote FOR each Proposal.

DIMA believes that 2040 Fund and 2030 Fund can benefit by being restructured from target date fund of funds (i.e., funds with specific target years that guide asset allocation decisions and that invest primarily in other Deutsche funds) into managed multi-asset funds with more flexible risk/return strategies that invest directly in various securities and other investments as well as in other funds. In order to accomplish the restructuring, DIMA proposed and your Fund’s Board of Trustees (the “Board”) approved the merger of 2040 Fund into 2030 Fund followed by the restructuring of 2030 Fund. You are being asked to approve the proposed merger. The Board and DIMA believe that the proposed merger and restructuring into a managed multi-asset fund will allow for greater investment flexibility than the current target date fund of funds structure, creating the potential for improved performance and more precise implementation of DIMA’s investment ideas and growth of fund assets with potential economies of scale as the fund grows.

You also are being asked to approve an Amended and Restated Investment Management Agreement for 2040 Fund in the event that the merger is not approved or does not occur so that the Fund can still be restructured from a target date fund of funds into a managed multi-asset fund with the potential to provide the benefits discussed above. Under the Amended and Restated Investment Management Agreement, DIMA would receive a management fee for providing investment management services to the restructured 2040 Fund which would include managing direct investments in securities and other investments. DIMA does not currently receive a management fee from 2040 Fund, but instead receives management fees from the underlying Deutsche funds in which 2040 Fund invests.

The enclosed Prospectus/Proxy Statement provides a detailed description of the factors considered by the Board in determining to recommend that shareholders approve the proposed merger and the proposed Amended and Restated Investment Management Agreement, as well as information concerning 2030 Fund and its restructuring that you should consider when voting on each Proposal.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issues for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on 2030 Fund and the terms of the proposed merger as well as information on the proposed Amended and Restated Investment Management Agreement.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., 2040 Fund’s proxy solicitor, at 1-866-963-6127 or contact your financial advisor. Thank you for your continued support of Deutsche Asset & Wealth Management.

Sincerely yours,

Brian Binder

President

Deutsche LifeCompass 2040 Fund

DEUTSCHE LIFECOMPASS 2040 FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Please take notice that a Special Meeting of Shareholders of Deutsche LifeCompass 2040 Fund (“2040 Fund” or the “Fund”), a series of Deutsche Target Date Series (to be renamed Deutsche Asset Allocation Trust), will be held at the offices of Deutsche Asset & Wealth Management, 345 Park Avenue, New York, New York 10154, on July 24, 2015 at 11:00 a.m., Eastern time (the “Meeting”), for the following purpose:

Proposal 1:	To consider and vote upon an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of 2040 Fund to Deutsche LifeCompass 2030 Fund (“2030 Fund”), a series of Deutsche Target Date Series, in exchange for shares of 2030 Fund (“Merger Shares”) and the assumption by 2030 Fund of all the liabilities of 2040 Fund, and (ii) the distribution of the Merger Shares to the shareholders of 2040 Fund in complete liquidation of 2040 Fund; and

Proposal 2:	To consider and vote upon an Amended and Restated Investment Management Agreement between the Fund’s investment advisor, Deutsche Investment Management Americas Inc. and Deutsche Asset Allocation Trust on behalf of the Fund

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any postponement(s) or adjournment(s) thereof. Holders of record of shares of 2040 Fund at the close of business on June 11, 2015 are entitled to vote at the Meeting of the Fund and any postponement(s) or adjournment(s) thereof.

By order of the Board of Trustees,

John Millette,

Secretary

June 19, 2015

IMPORTANT — We urge you to sign and date the enclosed proxy card (unless you are authorizing your proxy by touch-tone telephone or through the Internet) and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Special Meeting. Instructions for signing the proxy card are listed in Appendix A of this Prospectus/Proxy Statement. Alternatively, you can authorize your proxy by touch-tone telephone or through the Internet by following the directions on the enclosed proxy card. If you can attend the Meeting and wish to vote your shares in person at that time, you will be able to do so.

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

DEUTSCHE LIFECOMPASS 2040 FUND

This package contains a Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on the important issues relating to your Fund. If you complete and sign the proxy (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote it exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Board’s recommendations on pages 28 and 38.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us. If you have any questions, please call Computershare Fund Services, Inc., 2040 Fund’s proxy solicitor, at the special toll-free number we have set up for you, 1-866-963-6127, or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

June 19, 2015

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meeting to Be Held on July 24, 2015:

The prospectus/proxy statement is available at www.proxy-direct.com/dws-26588.

Acquisition of the assets of:	By and in exchange for shares of:

Deutsche LifeCompass 2040 Fund a series of Deutsche Target Date Series 345 Park Avenue New York, NY 10154 800-728-3337	Deutsche LifeCompass 2030 Fund a series of Deutsche Target Date Series 345 Park Avenue New York, NY 10154 800-728-3337

This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Deutsche LifeCompass 2040 Fund (“2040 Fund”), a series of Deutsche Target Date Series (to be renamed Deutsche Asset Allocation Trust), for use at the Special Meeting of Shareholders of the Fund, to be held at the offices of Deutsche Asset & Wealth Management, 345 Park Avenue, New York, New York 10154, on July 24, 2015 at 11:00 a.m., Eastern time, and at any postponement(s) or adjournment(s) thereof (the “Meeting”).

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”) believes that 2040 Fund and Deutsche LifeCompass 2030 Fund, a series of Deutsche Target Date Series (“2030 Fund” and 2040 Fund and 2030 Fund in context are also referred to separately as the “fund” or “Fund” or together as the “Merging Funds” or the “funds” or “Funds”) can benefit by being restructured from target date fund of funds (i.e., funds with specific target years that guide asset allocation decisions and that invest primarily in other Deutsche funds) into managed multi-asset funds with more flexible risk/return strategies that invest directly in various securities and other investments as well as in other funds. In order to accomplish the restructuring for 2040 Fund, DIMA proposed and your Fund’s Board of Trustees (the “Board”) approved the merger of 2040 Fund into 2030 Fund followed by the restructuring of 2030 Fund.

At the Meeting, shareholders will be asked to consider and approve an Agreement and Plan of Reorganization calling for the merger of 2040 Fund into 2030 Fund. If the Agreement and Plan of Reorganization is approved, the merger will be accomplished as follows: (i) all assets of 2040 Fund will be transferred to 2030 Fund solely in exchange for shares of 2030 Fund (the “Merger Shares”) and the assumption by 2030 Fund of all the liabilities of 2040 Fund; and (ii) the Merger Shares will be distributed to shareholders of 2040 Fund in complete liquidation of 2040 Fund. Each shareholder of 2040 Fund will receive a number of full and fractional shares of the corresponding class of 2030 Fund equal in aggregate value as of the Valuation Time (as defined below on page 28) to the aggregate value of such shareholder’s 2040 Fund shares. Consummation of the merger is also subject to approval by the shareholders of 2030 Fund of an amended and restated investment management agreement with DIMA pursuant to which DIMA would receive a management fee for its investment management services to the restructured 2030 Fund. DIMA is separately seeking approval of such amended and restated investment management agreement from the shareholders of 2030 Fund.

In the event that shareholders do not approve 2040 Fund’s merger into 2030 Fund or the merger does not occur, shareholders are also being asked to approve an Amended and Restated Investment Management Agreement (the “New IMA”) for 2040 Fund so that 2040 Fund can still be restructured from a target date fund of funds into a managed multi-asset fund. In this event, the restructured 2040 Fund would continue as a stand-alone fund and would be substantially similar to the restructured 2030 Fund that is discussed in this Prospectus/Proxy Statement in more detail. Under the New IMA, DIMA would receive a management fee for providing investment management services to the restructured 2040 Fund, which would include managing direct investments in securities and other investments. If approved, the New IMA would only go into effect in the event that the merger is not approved.

This Prospectus/Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about June 24, 2015, or as soon as practicable thereafter. The Prospectus/Proxy Statement explains concisely what you should know before voting on the matters described herein or investing in 2030 Fund, a series of an open-end management investment company. Please read it carefully and keep it for future reference.

Any shareholder giving a proxy has the power to revoke it 1) in person at the Meeting or 2) by submitting a notice of revocation by mail (addressed to the Secretary of the Fund at One Beacon Street, Boston, Massachusetts 02108). Any shareholder giving a proxy may also revoke it by executing or authorizing a later-dated proxy by mail, touch-tone telephone or via the Internet. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in accordance with the Board’s recommendations as stated in the Prospectus/Proxy Statement. Also, all votes entitled to be cast will be cast in the proxies’ discretion on any other matters as may properly come before the Meeting.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of 2030 Fund dated December 1, 2014, as supplemented February 20, 2015, April 2, 2015 and May 19, 2015, a copy of which is included with this Prospectus/Proxy statement;

(ii)	the prospectus of 2040 Fund dated December 1, 2014, as supplemented February 20, 2015, April 2, 2015 and May 19, 2015;

(iii)	the statement of additional information of 2040 Fund dated December 1, 2014, as supplemented December 30, 2014, February 20, 2015, March 11, 2015 and May 19, 2015;

(iv)	the statement of additional information relating to the proposed merger, dated June 19, 2015 (the “Merger SAI”); and

(v)	the audited financial statements and related independent registered public accounting firm’s report for 2040 Fund contained in its Annual Report for the fiscal year ended August 31, 2014 and the unaudited financial statements for the six months ended February 28, 2015 contained in 2040 Fund’s Semiannual Report.

No other parts of 2040 Fund’s Annual Report or Semiannual Report are incorporated by reference herein.

The financial highlights for 2030 Fund contained in the Semiannual Report for the period ended February 28, 2015, are attached to this Prospectus/Proxy Statement as Appendix C.

Shareholders may get free copies of 2040 Fund’s and 2030 Fund’s prospectuses, statements of additional information, annual reports and semiannual reports and/or the Merger SAI, request other information about either fund, or make shareholder inquiries, by contacting their financial advisor or by calling the corresponding fund at 1-800-728-3337 or by writing to the corresponding fund at 345 Park Avenue, New York, New York 10154.

Like shares of 2040 Fund, shares of 2030 Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the matters listed in the Notice of Special Meeting of Shareholders. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., 2040 Fund’s proxy solicitor, at 1-866-963-6127, or contact your financial advisor.

2040 Fund and 2030 Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information with the SEC. You may review and copy information about 2040 Fund and 2030 Fund at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about 2040 Fund and 2030 Fund on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

PROPOSAL 1: APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION CALLING FOR THE MERGER OF 2040 FUND INTO 2030 FUND

I. SYNOPSIS

In light of the continuous underperformance and decreasing asset sizes of all the funds in the Deutsche LifeCompass suite of funds (i.e., 2040 Fund and 2030 Fund and Deutsche LifeCompass Retirement Fund, Deutsche LifeCompass 2015 Fund and Deutsche LifeCompass 2020 Fund), DIMA conducted a rigorous product line review and analysis of the LifeCompass funds. As result of this review, DIMA believes that the LifeCompass funds can benefit by being restructured from target date fund of funds (i.e., funds with specific target years that guide asset allocation decisions and that invest primarily in other Deutsche funds) into managed multi-asset funds with more flexible risk/return strategies that invest directly in various securities and other investments as well as in other funds. Therefore, DIMA proposed and the Board approved the restructuring of the LifeCompass funds from target date funds into managed multi-asset funds. The restructured LifeCompass funds will differ from the existing LifeCompass funds in other meaningful ways that are discussed in this Prospectus/Proxy Statement, including changes to each fund’s investment objective and principal investment strategies.

In considering how to best accomplish the LifeCompass funds restructurings, DIMA reviewed the proposed investment objectives, strategies and policies for each restructured LifeCompass fund and considered the appropriate mix of funds following the restructurings. As a result of the review, DIMA noted that the restructured 2040 Fund and the restructured 2030 Fund would have virtually identical investment objectives, strategies and policies and determined that a merger of 2040 Fund into 2030 Fund followed by the restructuring of 2030 Fund would be advantageous for both funds. Therefore, DIMA proposed and your Fund’s Board approved the merger of 2040 Fund into 2030 Fund followed by the restructuring of 2030 Fund. The restructuring of 2030 Fund is expected to commence upon the consummation of the merger and occur over a period of several months. You are now being asked to approve the proposed merger. In connection with considering the proposed merger, you should also consider the proposed restructuring of 2030 Fund, which is described in greater detail below.

Because the restructured LifeCompass funds will invest directly in securities and other investments, DIMA proposed management fees for its investment management services to the restructured LifeCompass funds. DIMA does not currently receive management fees from the LifeCompass funds, but instead receives management fees from the underlying Deutsche funds in which the LifeCompass funds invest. Therefore, consummation of the merger of 2040 Fund into 2030 Fund is subject to approval by the shareholders of 2030 Fund of an amended and restated investment management agreement with DIMA pursuant to which DIMA would receive a management fee for its investment management services to the restructured 2030 Fund. DIMA is separately seeking approval of such amended and restated investment management agreement from the shareholders of 2030 Fund.

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between investment companies. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1. What is being proposed?

The Board of 2040 Fund is recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Appendix B), which is referred to herein as a merger of 2040 Fund into 2030 Fund. If approved by shareholders, the merger would involve the following steps: (i) all assets of 2040 Fund will be transferred to 2030 Fund solely in exchange for shares of 2030 Fund (the “Merger Shares”) and the assumption by 2030 Fund of all the liabilities of 2040 Fund; and (ii) the Merger Shares will be distributed to shareholders of 2040 Fund in complete liquidation of 2040 Fund. All Merger Shares delivered to 2040 Fund will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the appropriate class of Merger Shares received by 2040 Fund will be distributed pro rata, on a tax-free basis for federal income tax purposes, to its shareholders of record. As noted above, consummation of the merger is also subject to approval by the shareholders of 2030 Fund of an amended and restated investment management agreement with DIMA pursuant to which DIMA would receive a management fee for its investment management services to the restructured 2030 Fund.

Following the completion of the merger, 2030 Fund will be restructured from a target date fund of funds (the current structure of both 2040 Fund and 2030 Fund) that invests primarily in other Deutsche funds into a managed multi-asset fund that invests in mutual funds, exchange traded funds (“ETFs”), other pooled managed vehicles managed by DIMA or its affiliates, or directly in securities and derivatives (the “Restructured 2030 Fund” or the “combined fund”). In addition, the Restructured 2030 Fund will change its investment objective to seek to maximize total return. The Restructured 2030 Fund will also change its name to Deutsche Multi-Asset Moderate Allocation Fund. Therefore, you should consider the restructuring of the 2030 Fund as described herein in considering how to vote on the proposed merger.

The Restructured 2030 Fund will also differ from the existing 2030 Fund in several additional ways. First, the existing 2030 Fund is a target date fund, with asset allocation decisions made based upon its intended role as an investment vehicle for investors who anticipate retiring around 2030. The Restructured 2030 Fund would instead have investment strategies based upon the relevant risk/return analysis for the Fund and would not be managed specifically for investors who anticipate retiring around 2030. Second, the existing 2030 Fund has a specified glidepath that provides the foundation upon which the existing 2030 Fund’s strategic asset allocation is based. The Restructured 2030 Fund would not have a glidepath, but would instead have a more flexible risk/return based strategic asset allocation that would be updated periodically to reflect market and other events. Finally, the Advisor has engaged Hewitt EnnisKnupp, Inc. (“Hewitt”), an investment consulting firm with a global reach, for the existing 2030 Fund to provide the Advisor with a model asset allocation across years to retirement that is based on asset classes selected by the Advisor. The Advisor may or may not utilize the model asset allocation provided by Hewitt as an input in setting the existing 2030 Fund’s asset allocation. Hewitt does not have advisory authority with regard to the existing 2030 Fund and the Advisor, not the fund, pays Hewitt. The Restructured 2030 Fund would not use the services of Hewitt, and therefore the Advisor would no longer incur this expense.

2. What will happen to my investment in the Fund as a result of the merger?

Your shares of 2040 Fund will, in effect, be exchanged for shares of the same class of 2030 Fund with an equal aggregate net asset value as of the Valuation Time (as defined below on page 28).

3. Why has the merger and restructuring been proposed?

DIMA has advised the Board that it believes that 2040 Fund and its shareholders will benefit from the proposed merger and subsequent restructuring of 2030 Fund because, as a managed multi-asset fund, the combined fund will have greater investment flexibility than 2040 Fund does currently as a target date fund of funds, which will create the potential for improved performance and growth of fund assets with potential economies of scale as the fund grows. DIMA believes that the combined fund also will benefit from not being constrained by a specified glide path and instead having the ability to implement a more flexible risk/return based strategic asset allocation reflecting market and other events. Finally, DIMA believes that the flexibility to take positions directly in securities and other investments as opposed to being limited to investing solely in other funds will expand the universe of available investment options and allow for more precise implementation of investment ideas.

Based on the information provided by DIMA, the Board believes that the new managed multi-asset structure for 2040 Fund through the combined fund will allow for greater investment flexibility than the current target date fund of funds structure, creating the potential for improved performance and more precise implementation of

DIMA’s investment ideas and growth of fund assets with potential economies of scale as the fund grows. The Board has concluded that: (1) the merger is in the best interests of 2040 Fund and (2) the interests of the existing shareholders of 2040 Fund will not be diluted as a result of the merger. Accordingly, the Board unanimously recommends that shareholders approve the Agreement and Plan of Reorganization effecting the merger. For a discussion of the Board’s considerations, please see “Information About the Proposed Merger — Background and Board’s Considerations Relating to the Proposed Merger” below.

4. What are the investment objectives, policies and restrictions of 2040 Fund and 2030 Fund?

2040 Fund and 2030 Fund currently have nearly identical investment objectives and investment techniques. Each of 2040 Fund and 2030 Fund currently seeks to achieve as high total return as is consistent with its asset allocation until the target year. Both 2040 Fund and 2030 Fund currently pursue their investment objectives by investing in other Deutsche funds (i.e., mutual funds, exchange-traded funds (ETFs) and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc., the Funds’ investment advisor, or one of its affiliates). The Funds may also invest in securities of unaffiliated ETFs when the economic exposure to a particular market or sector is not available through a Deutsche fund. The underlying funds that the Funds invest in can buy many types of securities, including US and foreign equities, US and foreign corporate bonds of varying credit quality, US and foreign government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. The underlying funds may invest in other asset classes, such as real estate, infrastructure, commodities, market neutral and others. The Funds may also use various types of derivative instruments, including futures contracts, forward currency contracts and commodities-related derivatives.

While the current investment objectives and techniques of the Funds are nearly identical, if the merger is completed, 2030 Fund will change its investment objective and investment techniques to restructure from a target date fund of funds into a managed multi-asset fund. The Restructured 2030 Fund will have an investment objective of seeking to maximize total return. The Restructured 2030 Fund will seek to achieve its objective by investing in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies). Investments may be made in Deutsche funds (i.e., mutual funds, exchange-traded funds (ETFs) and other pooled investment vehicles managed by DIMA, or one of its affiliates), or directly in securities and derivatives. The Restructured 2030 Fund may also invest in securities of unaffiliated mutual funds or ETFs when the economic exposure to a particular market or sector is not available through a Deutsche fund. The Restructured 2030 Fund’s allocations among direct investments and underlying funds will vary over time. Under normal circumstances, the Restructured 2030 Fund will invest between 50% and 70% of assets in equity securities, including investments in underlying funds that invest primarily in equity securities, and between 30% and 50% of assets in fixed income securities, including investments in underlying funds that invest primarily in fixed income securities. Variations outside of the stated ranges in the target percentage allocation for equity securities and fixed income securities are permitted up to plus or minus 10% of the fund’s assets. The Restructured 2030 Fund may also allocate up to 20% of fund assets in alternative asset classes in place of either fixed income or equity allocations. The Restructured 2030 Fund may buy many types of securities (directly or indirectly through investment in underlying funds), among them common stocks, including dividend-paying stocks, convertible securities, corporate bonds, government bonds, municipal securities, inflation-indexed bonds, mortgage- and asset-backed securities and ETFs. The Restructured 2030 Fund may invest in securities of any size, investment style category, or credit quality, and from any country (including emerging and frontier markets). The Restructured 2030 Fund may also use various types of derivative instruments, including forward currency contracts, futures contracts, interest rate swap contracts, credit default swaps, commodity-linked derivatives and option contracts.

The following tables set forth a summary of the composition of each fund’s investment portfolio as of February 28, 2015, and DIMA’s estimation of a representative portfolio composition of 2030 Fund assuming consummation of the proposed merger together with the transition to the Restructured 2030 Fund. DIMA currently anticipates repositioning, over a period of several months, approximately 55% of the portfolio holdings of 2030 Fund in connection with implementing 2030 Fund’s new investment strategy. The costs of repositioning the assets of the Restructured 2030 Fund will be borne by the shareholders of the Restructured 2030 Fund.

Asset Allocation (as a % of investment portfolio)

	2040 Fund	2030 Fund	Restructured 2030 Fund — Estimated (Assuming Consummation of Merger)(1)
Equity – Equity Funds	60.3%	58.2%	0%
Equity – Exchange-Traded Funds	4.4%	3.4%	0%
Equity – Direct Investments	0%	0%	55.0%
Fixed Income – Fixed Income Funds	13.4%	20.4%	33.5%
Fixed Income – Direct Investments	0%	0%	0%
Alternatives – Funds	11.4%	12.5%	4.75%
Alternatives – Exchange-Traded Funds	1.0%	1.5%	1.5%
Alternatives – Direct Investments	0%	0%	5.25%
Cash or Cash Equivalents	9.5%	4.0%	0.0%
Total	100%	100%	100%

(1)	Reflects DIMA’s estimation of the portfolio composition of the Restructured 2030 Fund subsequent to the merger and the restructuring of the Fund. The restructuring of the Fund is expected to occur over a period of several months. The percentage of Fund assets held in direct investments will be dependent on Fund size, as well as market or other factors. There can be no assurance as to actual portfolio composition of the Restructured 2030 Fund subsequent to the merger and the restructuring of the Fund.

5. How do the management fees and expense ratios of 2040 Fund and 2030 Fund compare?

Currently, 2040 Fund and 2030 Fund have the same expense structure. Under each fund’s current Investment Management Agreement, DIMA is not paid a management fee directly by the fund. Instead, shareholders indirectly bear a pro rata share of the operating expenses, including the management fee paid to DIMA or other investment advisors, of the underlying funds in which each fund invests. In connection with the proposed restructuring of 2030 Fund, shareholders of 2030 Fund are being asked to approve an amended and restated investment management agreement (the “New 2030 Fund IMA”) pursuant to which DIMA would be paid a management fee by the Restructured 2030 Fund. The management fee would be paid at the following rates: (a) 0.10% of the Restructured 2030 Fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.55% of the Restructured 2030 Fund’s average daily net assets not covered in (a) above. DIMA also currently receives an administrative fee of 0.10% from each fund and would continue to receive this fee from the Restructured 2030 Fund. The merger is contingent upon the approval by shareholders of 2030 Fund of the New 2030 Fund IMA.

The Annual Fund Operating Expenses table below summarizes the fees and expenses that each of the funds incurred during its most recently completed fiscal year ended August 31, 2014 and the pro forma estimated expense ratios of 2030 Fund assuming consummation of the merger, restructuring of 2030 Fund, and implementation of the New 2030 Fund IMA as of August 31, 2014. The pro forma combined figures reflect average net asset levels for both funds for the 12-month period ended on that date, and are based on actual direct expenses of 2040 Fund and 2030 Fund.

Since August 31, 2014, as a result of a continued decline in net assets and an increase in acquired fund fees and expenses, the expense ratios of each Fund have increased. As of each Fund’s semi-annual fiscal period ended February 28, 2015, each Fund’s net operating expense ratios were as follows: (1) 2040 Fund — 1.24% for Class A, 1.99% for Class C and 0.99% for Class S and (2) 2030 Fund — 1.21% for Class A, 1.96% for Class B, 1.96% for Class C and 0.96% for Class S. If the merger is consummated, the Advisor has agreed to maintain net expense ratios for the combined fund through September 30, 2018 at a level that is lower than the net expense ratios, including underlying fund fees, as of February 28, 2015, for 2040 Fund.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class S
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)
2040 Fund	5.75%	NA	None	None
2030 Fund	5.75%	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)
2040 Fund	None	NA	1.00	None
2030 Fund	None	4.00	1.00	None
Account Maintenance Fee (annually for fund account balances below $10,000 and subject to certain exceptions)
2040 Fund	$20	NA	$20	$20
2030 Fund	$20	$20	$20	$20

Annual Fund Operating Expenses1

(expenses that are deducted from fund assets)

	Management Fee	Distribution/ Service (12b-1) Fee	Other Expenses[2]	Acquired Funds Fees and Expenses[3]	Total Annual Fund Operating Expenses	Less Expense Waiver/Reim bursement	Net Annual Fund Operating Expenses
2040 Fund
Class A	0.00%	0.24%	0.83%	0.66%	1.73%	0.53%[4]	1.20%
Class C	0.00%	1.00%	0.83%	0.66%	2.49%	0.54%[4]	1.95%
Class S	0.00%	None	0.81%	0.66%	1.47%	0.52%[4]	0.95%
2030 Fund
Class A	0.00%	0.24%	0.58%	0.62%	1.44%	0.28%[5]	1.16%
Class B	0.00%	1.00%	0.65%	0.62%	2.27%	0.36%[5]	1.91%
Class C	0.00%	1.00%	0.48%	0.62%	2.10%	0.19%[5]	1.91%
Class S	0.00%	None	0.56%	0.62%	1.18%	0.27%[5]	0.91%
Restructured 2030 Fund (Pro forma combined)[6]
Class A	0.35%[7]	0.24%	0.57%[8]	0.39%	1.55%	0.40%[9]	1.15%
Class B	0.35%[7]	1.00%	0.63%[8]	0.39%	2.37%	0.47%[9]	1.90%
Class C	0.35%[7]	1.00%	0.47%[8]	0.39%	2.21%	0.31%[9]	1.90%
Class S	0.35%[7]	None	0.56%[8]	0.39%	1.30%	0.40%[9]	0.90%

1	The Annual Fund Operating Expenses Table is presented as of each fund’s fiscal year ended August 31, 2014. The pro forma combined figures assume the consummation of the merger, along with the restructuring of 2030 Fund and the implementation of the New 2030 Fund IMA on August 31, 2014, and reflect average net asset values for both funds for the 12-month period ended August 31, 2014. Since August 31, 2014, as a result of a continued decline in net assets and an increase in acquired fund fees and expenses, the expense ratios of each fund have increased. As of each Fund’s semi-annual fiscal period ended February 28, 2015, each Fund’s net operating expense ratios were as follows: (1) 2040 Fund — 1.24% for Class A, 1.99% for Class C and 0.99% for Class S and (2) 2030 Fund — 1.21% for Class A, 1.96% for Class B, 1.96% for Class C and 0.96% for Class S.
2	Includes 0.10% paid to DIMA, the investment advisor for the funds, for administrative and accounting services pursuant to an Administrative Services Agreement.

3	Acquired fund fees and expenses are the fees and expenses incurred indirectly by the Fund as a result of the Fund’s investment in shares of one or more underlying funds. The pro forma acquired fund fees and expenses are based on DIMA’s estimate of the Restructured 2030 Fund’s allocation of assets between direct investments and underlying fund investments. Acquired fund fees and expenses will be limited by the expense caps on the Restructured 2030 Fund, while expense caps currently in place for both 2040 Fund and 2030 Fund exclude acquired fund fees and expenses.
4	Through September 30, 2016, DIMA has contractually agreed to waive and/or reimburse fund expenses to the extent necessary to maintain 2040 Fund’s net annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired funds’ fees and expenses) at ratios no higher than 0.54%, 1.29% and 0.29% for Class A, Class C and Class S, respectively. The agreement may only be terminated with the consent of 2040 Fund’s Board.
5	Through September 30, 2016, DIMA has contractually agreed to waive and/or reimburse fund expenses to the extent necessary to maintain 2030 Fund’s net annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired funds’ fees and expenses) at ratios no higher than 0.54%, 1.29%, 1.29% and 0.29% for Class A, Class B, Class C and Class S, respectively. The agreement may only be terminated with the consent of 2030 Fund’s board.
6	Assumes completion of the merger, restructuring of 2030 Fund and implementation of the New 2030 Fund IMA. Also assumes an estimated portfolio composition of the Restructured 2030 Fund. Fund expenses will be affected by the allocation of the Restructured 2030 Fund assets between direct investments and investments in underlying funds.
7	Under the New 2030 Fund IMA, DIMA would be paid a management fee by the Restructured 2030 Fund at the following rates: (a) 0.10% of the Fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.55% of the Fund’s average daily net assets not covered by (a) above.
8	Other expenses are estimated, accounting for the effect of the merger.
9	Contingent upon completion of the merger and implementation of the New 2030 Fund IMA, DIMA has agreed to maintain net fund operating expenses for the Restructured 2030 Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) through September 30, 2018 at a level no higher than 1.15%, 1.90%, 1.90% and 0.90% for Class A, Class B, Class C and Class S, respectively. The agreement may only be terminated with the consent of 2030 Fund’s board. As a result of a continued decline in net assets and an increase in acquired fund fees and expenses, the net annual operating expense ratios of 2040 Fund and 2030 Fund as of the semi-annual fiscal period ended February 28, 2015 were as follows: (1) 2040 Fund — 1.24% for Class A, 1.99% for Class C and 0.99% for Class S and (2) 2030 Fund — 1.21% for Class A, 1.96% for Class B, 1.96% for Class C and 0.96% for Class S.

Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the funds. The examples make certain assumptions. They assume that you invest $10,000 in a fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a fund’s operating expenses remain the same (except as described below). The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
2040 Fund(1)
Assuming you sold your shares at the end of each period.
Class A	$690	$1,040	$1,413	$2,457
Class C	$298	$724	$1,277	$2,785
Class S	$97	$414	$753	$1,713
Assuming you kept your shares.
Class A	$690	$1,040	$1,413	$2,457
Class C	$198	$724	$1,277	$2,785
Class S	$97	$414	$753	$1,713
2030 Fund(1)
Assuming you sold your shares at the end of each period.
Class A	$686	$978	$1,292	$2,177
Class B(2)	$594	$975	$1,382	$2,176
Class C	$294	$640	$1,111	$2,416
Class S	$93	$348	$623	$1,408
Assuming you kept your shares.
Class A	$686	$978	$1,292	$2,177
Class B(2)	$194	$675	$1,182	$2,176
Class C	$194	$640	$1,111	$2,416
Class S	$93	$348	$623	$1,408
Restructured 2030 Fund (Pro forma combined)(3)
Assuming you sold your shares at the end of each period.
Class A	$685	$919	$1,258	$2,212
Class B(2)	$593	$897	$1,330	$2,194
Class C	$293	$597	$1,095	$2,467
Class S	$92	$287	$591	$1,456
Assuming you kept your shares.
Class A	$685	$919	$1,258	$2,212
Class B(2)	$193	$597	$1,130	$2,194
Class C	$193	$597	$1,095	$2,467
Class S	$92	$287	$591	$1,456

(1)	Reflects one year of capped expenses in each period.
(2)	Reflects conversion after six years of Class B to Class A shares, which pay lower fees.
(3)	Reflects one year of capped expenses in each period and three years of capped expenses in the 3-, 5- and 10-year periods.

6. What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by 2040 Fund or its shareholders as a direct result of the merger. DIMA does not currently expect to sell any of 2040 Fund’s assets in connection with the merger. In connection with the subsequent restructuring of 2030 Fund, DIMA estimates that approximately 55% of the portfolio assets of 2030 Fund could be sold and reinvested over the course of several months after the restructuring commences. The sales of portfolio assets would affect the amount and timing of taxable distributions to shareholders of the Restructured 2030 Fund. DIMA estimates that the sale of assets in connection with the restructuring could result in capital gains distributions of approximately $1.05 per share. For a more detailed discussion of the federal income tax consequences of the merger, please see “Information about the Proposed Merger — Certain Federal Income Tax Consequences” below.

7. Will the frequency of my dividends be affected by the merger?

No. Currently, 2040 Fund and 2030 Fund each pay dividends and distributions annually in December. The Restructured 2030 Fund will continue to pay dividends and distributions annually in December.

8. Do the procedures for purchasing, redeeming and exchanging shares of the two funds differ?

No. The procedures for purchasing and redeeming shares of a particular class for each fund, and for exchanging shares of each fund for shares of other Deutsche funds, are identical.

9. How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating the number of Merger Shares you are receiving. Otherwise, you will be notified of the outcome of the shareholder vote in the next shareholder report of the Fund.

10. Will the number of shares I own change?

Yes, the number of shares you own will most likely change, but the aggregate net asset value of the shares of 2030 Fund you receive will equal the aggregate net asset value of the shares of 2040 Fund that you hold at the Valuation Time (as defined on page 28). Even though the net asset value per share of each fund is likely to be different, the total net asset value of each shareholder’s holdings will not change as a result of the merger.

11. What vote is required to approve the merger?

Approval of the merger requires the affirmative vote of the holders of a majority of the shares of 2040 Fund. As noted above, consummation of the merger is also contingent on approval by the shareholders of 2030 Fund of the New 2030 Fund IMA.

The Board recommends that shareholders vote FOR approval of the proposed merger. For a discussion of the Board’s considerations, please see “Information About the Proposed Merger — Background and Board’s Considerations Relating to the Proposed Merger” below.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of 2030 Fund, and how do they compare with those of 2040 Fund? What are the main investment strategies and related risks of the Restructured 2030 Fund and how do they compare with those of 2040 Fund?

Objectives and Strategies. Currently, 2040 Fund and 2030 Fund have nearly identical investment objectives and investment techniques. However, on or around the time of the proposed merger, and contingent on the approval of the New 2030 Fund IMA by shareholders of the 2030 Fund, the 2030 Fund will begin a transition to a new investment objective and new techniques for achieving that objective.

The new investment objective and new investment techniques for the Restructured 2030 Fund are described in greater detail below.

Current Objectives and Strategies of 2040 Fund and 2030 Fund. Both 2040 Fund and 2030 Fund currently seek to achieve as high total return as is consistent with its asset allocation until the target year. Both 2040 Fund and 2030 Fund currently pursue their investment objectives by investing in other Deutsche funds (i.e., mutual funds, exchange-traded funds (ETFs) and other pooled investment vehicles managed by DIMA or one of its affiliates). The Funds may also invest in securities of unaffiliated ETFs when the economic exposure to a particular market or sector is not available through a Deutsche fund. Deutsche funds and unaffiliated ETFs are collectively referred to as “underlying funds.” 2040 Fund is designed for investors who anticipate retiring around 2040 or expect to begin withdrawing portions of their investment around that time, while 2030 Fund is designed for investors who anticipate retiring around 2030 or expect to begin withdrawing portions of their investment around that time.

Each Fund is managed using an asset allocation determined by the Advisor that is reviewed and adjusted periodically. As of February 28, 2015, 2040 Fund’s asset allocation was approximately 64.7% equity funds (including exchange-traded funds), 13.4% fixed income funds, 12.4% alternative asset funds and 9.5% cash while 2030 Fund’s asset allocation was approximately 61.6% equity funds (including exchange-traded funds), 20.4% fixed income funds, 14.0% alternative asset funds and 4.0% cash. In making asset allocation decisions on behalf of each Fund, the Advisor takes into consideration current or expected market conditions DIMA has also engaged Hewitt EnnisKnupp, Inc. (“Hewitt”), an investing consulting firm with a global reach, to provide the Advisor with a model asset allocation for each of the Funds that is based on asset classes selected by the Advisor. The Advisor may or may not utilize the model asset allocation provided by Hewitt as an input in setting each Fund’s asset allocation. Hewitt does not have advisory authority with regard to the Funds and does not effect any portfolio transactions. The Advisor, not the Funds, pays Hewitt.

Each Fund’s asset allocation changes over time to become more conservative as the Fund approaches its target date year (which is known as the Fund’s “glidepath”). The Advisor regularly reviews and may adjust each Fund’s asset allocation using a dynamic asset allocation risk-managed approach. In making asset allocation decisions, the Advisor will take into consideration current or expected market conditions. To mitigate the risks associated with a particular fund or portfolio manager and to increase diversification, no more than 40% of the overall allocation to equity will be invested in any one equity fund.

The underlying funds that the Funds invest in use a broad array of investment styles. The underlying funds can buy many types of securities, including common stock of US and foreign companies of any size, US and foreign corporate bonds of varying credit quality, US and foreign government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. The Funds may invest in underlying funds in other asset classes, such as real estate, infrastructure, commodities, market neutral and others not generally considered equity or fixed income funds. The Funds may also use various types of derivative instruments, including futures contracts, forward currency contracts and commodities-related derivatives.

Other Deutsche funds in which the Funds may invest from time to time may include (1) series of db-X Exchange-Traded Funds Inc, which are managed by DBX Strategic Advisors LLC; and (2) series of DBX ETF Trust, which are managed by DBX Advisors LLC. DIMA, DBX Strategic Advisors LLC and DBX Advisors LLC are all subsidiaries of Deutsche Bank AG.

Derivatives. In addition to the above-mentioned derivatives, the Funds, and the underlying funds in which the Funds may invest, may use various types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

Other Policies. Although major changes tend to be infrequent, each Fund’s Board could change the Fund’s investment objective without seeking shareholder approval.

As a temporary defensive measure, each Fund could shift up to 100% of each Fund’s assets into cash, money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term high quality rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent a Fund invests in such instruments, the Fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

Objective and Strategies of the Restructured 2030 Fund. The Restructured 2030 Fund will seek to maximize total return. The Restructured 2030 Fund will seek to achieve its objective by investing in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies). Investments may be made in Deutsche funds (i.e., mutual funds, exchange-traded funds (ETFs) and other pooled investment vehicles managed by DIMA or one of its affiliates), or directly in securities and derivatives. The Restructured 2030 Fund may also invest in securities of unaffiliated mutual funds or ETFs when the economic exposure to a particular market or sector is not available through a Deutsche fund. Deutsche funds and other funds and ETFs in which the Restructured 2030 Fund may invest are referred to as “underlying funds.” The Restructured 2030 Fund’s allocations among direct investments and underlying funds will vary over time. The Restructured 2030 Fund may be appropriate for investors seeking total return consistent with moderate levels of overall risk.

Under normal market conditions, the Restructured 2030 Fund will invest between 50% and 70% of assets in equity securities, including investments in underlying funds that invest primarily in equity securities, and between 30% and 50% of assets in fixed income securities, including investments in underlying funds that invest primarily in fixed income securities. Variations outside of the stated ranges in the target percentage allocation for equity securities and fixed income securities are permitted up to plus or minus 10% of the Fund’s assets. The Restructured 2030 Fund may also allocate up to 20% of Fund assets in alternative asset classes in place of either fixed income or equity allocations. The Restructured 2030 Fund may buy many types of securities (directly or indirectly through investment in underlying funds), among them common stocks, including dividend-paying stocks, convertible securities, corporate bonds, government bonds, municipal securities, inflation-indexed bonds, mortgage- and asset-backed securities and ETFs. The Restructured 2030 Fund may invest in securities of any size, investment style category, or credit quality, and from any country (including emerging and frontier markets).

Using a risk/return strategic asset allocation process, portfolio management will allocate the Restructured 2030 Fund’s assets among various asset categories. Portfolio management will periodically review the Restructured 2030 Fund’s allocations and may adjust them based on current or anticipated market conditions, to manage risk consistent with the Restructured 2030 Fund’s overall investment strategy or based upon other relevant considerations.

Portfolio management also will utilize a tactical asset allocation process to adjust allocations in response to short-term market changes from time to time. Tactical allocations will reflect views from Deutsche Asset & Wealth Management’s Chief Investment Officer and global research platform. Tactical allocations, which may include derivative instruments, will have shorter investment horizons as positions reflect short-term views and may be implemented as: (i) changes to the Restructured 2030 Fund’s strategic asset allocation, (ii) through the addition of new allocations, or (iii) through changes to prior tactical allocations.

The Restructured 2030 Fund may invest in underlying funds that are Deutsche mutual funds or exchange-traded funds, as well as unaffiliated mutual funds and exchange-traded funds. Other Deutsche funds in which the Restructured 2030 Fund may invest from time to time may include (1) series of db-X Exchange-Traded Funds Inc, which are managed by DBX Strategic Advisors LLC; and (2) series of DBX ETF Trust, which are managed by DBX Advisors LLC. DIMA, DBX Strategic Advisors LLC and DBX Advisors LLC are all subsidiaries of Deutsche Bank AG.

Derivatives. Portfolio management generally may use forward currency contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) to hedge the Restructured 2030 Fund’s exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities or to seek to enhance total returns. In addition, portfolio management may use futures contracts and interest rate swap contracts to gain exposure to different parts of the yield curve while managing overall duration.

Futures contracts may also be used to gain exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. In addition, portfolio management generally may use credit default swaps to seek to increase the Restructured 2030 Fund’s income, to gain exposure to a bond issuer’s credit quality characteristics without directly investing in the bond, or to hedge the risk of default on bonds held in the Restructured 2030 Fund’s portfolio. Portfolio management generally may also use commodity-linked derivatives to gain exposure to commodities. Portfolio management may also use option contracts in order to gain exposure to a particular market or security, to seek to increase the Restructured 2030 Fund’s income, or to hedge against changes in a particular market or security.

The Restructured 2030 Fund may also use various types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions

Other Policies. Although major changes tend to be infrequent, the Restructured 2030 Fund’s Board could change the Restructured 2030 Fund’s investment objective without seeking shareholder approval.

As a temporary defensive measure, the Restructured 2030 Fund could shift up to 100% of the Restructured 2030 Fund’s assets into cash, money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term high quality rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the Restructured 2030 Fund invests in such instruments, the Restructured 2030 Fund will not be pursuing its investment objectives. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

Principal Risks of 2040 Fund, 2030 Fund and the Restructured 2030 Fund. 2040 Fund, 2030 Fund and the Restructured 2030 Fund are all subject to the same risks, which are described below. There are several risk factors that could hurt the performance of each Fund, cause you to lose money or cause the Fund’s performance to trail that of other investments. Each Fund may not achieve its investment objective(s), and is not intended to be a complete investment program. An investment in each Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The primary risks associated with an investment in each Fund are summarized below. Because each Fund invests in underlying funds, the risks listed here include those of the various underlying funds as well as those of each Fund itself. Therefore, in these risk descriptions the term “fund” may refer to 2040 Fund, 2030 Fund or the Restructured 2030 Fund itself, one or more underlying funds, or both. It is anticipated that the Restructured 2030 Fund will, over time, invest a smaller percentage of assets in underlying funds and, therefore, the risks associated with investments in certain underlying funds will become less significant.

Asset allocation risk. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund’s asset allocation this will increase portfolio turnover and generate transaction costs.

Stock market risk. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.

Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs.

Small company risk. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

Growth investing risk. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.

A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or its services may be rendered obsolete by new technologies. Growth stocks also typically lack the dividends associated with value stocks that might otherwise cushion investors from the effects of declining stock prices. In addition, growth stocks selected for investment by portfolio management may not perform as anticipated.

Value investing risk. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated.

Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

Emerging markets risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.

Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.

Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. High-yield debt securities are considered speculative, and credit risk for high-yield securities is greater than for higher-rated securities.

Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund’s ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.

For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.

Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.

Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.

Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)

Underlying funds risk. Because the fund may invest in underlying funds, the fund’s performance will be directly related to the performance of the underlying funds. To the extent that a given underlying fund underperforms its benchmark or its fund peer group, it may contribute to underperformance by the fund.

In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds, which lowers performance. To the extent that the fund’s allocations favor underlying funds with higher expenses, the overall cost of investing paid by the fund will be higher.

The fund is also subject to the risk that an underlying fund may pay a redemption request by the fund, wholly or partly, by an in-kind distribution of portfolio securities rather than in cash. The fund may hold such portfolio securities until the Advisor determines to dispose of them, and the fund will bear the market risk of the securities received in the redemption until their disposition. Upon disposing of such portfolio securities, the fund may experience increased brokerage commissions.

Concentration risk – underlying funds. Any underlying fund that concentrates in a particular segment of the market (such as commodities, gold-related investments, infrastructure-related companies and real estate securities) will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting the particular market segment in which the underlying fund concentrates will have a significant impact on the underlying fund’s performance.

While the fund does not concentrate in a particular industry, it may concentrate in an underlying Deutsche fund, and there is risk for the fund with respect to the aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in the fund indirectly having concentrated assets in a particular industry or group of industries, or in a single issuer. Such indirect concentration may have the effect of increasing the volatility of the fund’s returns. The fund does not control the investments of the underlying funds, and any indirect concentration occurs as a result of the underlying funds following their own investment objectives and strategies.

Non-diversification risk – underlying funds. While the fund is diversified, certain underlying funds may be classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the underlying fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance of the underlying fund.

Dividend-paying stock risk. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected.

Preferred stocks, a type of dividend-paying stock, present certain additional risks. These risks include credit risk, interest rate risk, subordination to bonds and other debt securities in a company’s capital structure, liquidity risk, and the risk of limited or no voting rights. Additionally, during periods of declining interest rates, there is a risk that an issuer may redeem its outstanding preferred stock. If this happens, the fund may be forced to reinvest in lower yielding securities. An issuer of preferred stock may have special redemption rights that, when exercised, may negatively impact the return of the preferred stock held by the fund.

Inflation-indexed bond risk. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise due to reasons other than inflation, the fund’s investment in these securities may not be fully protected from the effects of rising interest rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund’s actual returns could fail to match the real rate of inflation.

Real estate securities risk. Real estate companies can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, increases in property taxes and operating expenses, liabilities or losses due to environmental problems, falling rents (whether due to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, and losses from casualty or condemnation. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills and may not be diversified.

Infrastructure-related companies risk. Infrastructure-related companies can be affected by various factors, including general or local economic conditions and political developments, changes in regulations, environmental problems, casualty losses, and changes in interest rates.

Commodities-related investments risk. The commodities-linked derivative instruments in which the fund invests tend to be more volatile than many other types of securities and may subject the fund to special risks that do not apply to all derivatives transactions.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables linked to changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the fund buys, which may make it difficult for the fund to sell them at an acceptable price. To the extent the fund intends to qualify as a regulated investment company under the Internal Revenue Code, the fund’s ability to gain exposure to commodity-linked instruments may be limited.

CROCI® risk. Certain underlying funds will be managed using the Cash Return on Capital Invested (CROCI®) Investment Process which is based on the portfolio management’s belief that, over time, sectors/stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E ratio) as generated by this process may outperform sectors/stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the fund.

The calculation of financial metrics used by the fund (such as, among others, the CROCI® Economic P/E ratio) are determined by the CROCI® Investment Strategy and Valuation Group using publicly available information. This publicly available information is adjusted based on assumptions made by the CROCI® Investment Strategy and Valuation Group that, subsequently, may prove not to have been correct. As financial metrics are calculated using historical information, there can be no guarantee of the future performance of the CROCI® strategy. The measures utilized by portfolio management to attempt to reduce portfolio turnover, market impact and transaction costs could affect performance. In addition, certain regulatory restrictions (e.g., limits on percentage of assets invested in a single industry) could constrain the fund’s ability to invest in some stocks that may have the most attractive financial metrics as determined by the CROCI® Investment Process.

Frontier market risk. Frontier market countries generally have smaller, less diverse economies and even less developed capital markets and legal, regulatory, and political systems than traditional emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier market risks include the potential for extreme price volatility and illiquidity – economic or political instability may cause larger price changes in frontier market securities than in securities of issuers located in more developed markets. The risks of investing in frontier market countries may also be magnified by: government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values, impaired or limited access to issuer information and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. The actions of a relatively few major investors in these markets are more likely to result in significant changes in local stock prices and the value of fund shares. The risk also exists that an emergency situation may arise in one or more frontier market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for investments in such markets may not be readily available. All of these factors can make investing in frontier markets riskier than investing in more developed emerging markets or other foreign markets.

Micro-cap company risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because micro-cap companies’ earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Micro-cap stocks tend to be less liquid than stocks of companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which generally increases liquidity risk and pricing risk for these securities. There may be a substantial period before the fund realizes a gain, if any, on an investment in a micro-cap company.

Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.

There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market. No active trading market may exist for some senior loans and certain senior loans may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses to the fund. Because some senior loans that the fund invests in have a limited secondary market, liquidity risk is more pronounced for the fund than for funds that invest primarily in equity securities.

Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.

Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.

Focus risk. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund’s performance.

Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Short sale risk. If the fund sells a security short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the fund, could increase the exposure of the fund to the market, increase losses and increase the volatility of returns.

The fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

Currency strategies risk. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management’s proprietary strategies. If portfolio management’s analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies. As part of the currency strategies, the fund will have substantial exposure to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund’s exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.

Interest rate strategies risk. The success of the interest rate futures strategies depends, in part, on the effectiveness and implementation of portfolio management’s proprietary strategies. If portfolio management’s analysis proves to be incorrect, losses to the fund may be significant. The risk of loss is heightened during periods of rapid rises in interest rates.

Market direction risk. Since certain underlying funds will typically hold both long and short positions, an investment in the fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The underlying fund’s results will suffer both when there is a general market advance and the underlying fund holds significant “short” positions, or when there is a general market decline and the underlying fund holds significant “long” positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.

Borrowing risk. Borrowing creates leverage. It also adds to fund expenses and at times could effectively force the fund to sell securities when it otherwise might not want to.

To the extent that the fund borrows money and then invests that money, it creates leverage, in that the fund is exposed to investment risks through the securities it has pledged for collateral as well as through the investments it purchases with the money borrowed against that collateral. This leverage means that changes in the prices of securities the fund owns will have a greater effect on the share price of the fund. The fund incurs interest expense and other costs when it borrows money; therefore, unless returns on assets acquired with borrowed funds are greater than the costs of borrowing, performance will be lower than it would have been without any borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its portfolio holdings even though it may be disadvantageous to do so at that time.

Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Senior loans risk. Senior loans may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. Also, because portfolio management relies mainly on its own evaluation of the creditworthiness of borrowers, the fund is particularly dependent on portfolio management’s analytical abilities. Senior loans involve other risks, including conflict of interest risk, credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.

Because the Advisor may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.

Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.

Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.

Conflict of interest risk. Affiliates of the Advisor may participate in the primary and secondary market for senior loans. Because of limitations imposed by applicable law, the presence of the Advisor’s affiliates in the senior loan market may restrict the fund’s ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition.

IPO risk. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. To the extent a mutual fund is small in size, its IPO investments may have a significant impact on its performance since they may represent a larger proportion of the fund’s overall portfolio as compared to the portfolio of a larger fund.

Tax status risk. Income and gains from commodities or certain commodity-linked derivatives do not constitute “qualifying income” to the fund for purposes of qualification as a “regulated investment company” for federal income tax purposes. Receipt of such income could cause the fund to be subject to tax at the fund level. The Internal Revenue Service has issued a private ruling to certain underlying funds that income derived from the fund’s investment in its wholly-owned subsidiary that invests in commodities and commodity-linked derivatives will constitute qualifying income to the fund. Income from other commodity-linked derivatives in which the fund invests directly or indirectly may not constitute qualifying income. If such income were determined to cause the fund’s nonqualifying income to exceed 10% of the fund’s gross income, the fund would be subject to a tax at the fund level.

Subsidiary risk. Certain underlying funds may invest in a wholly-owned subsidiary of the underlying fund formed under the laws of the Cayman Islands (the Subsidiary) that is not registered as an investment company under the Investment Company Act of 1940, as amended, and therefore it is not subject to all of the investor protections of the Investment Company Act of 1940. A regulatory change in the US or the Cayman Islands that impacts the Subsidiary or how the underlying fund invests in the Subsidiary, such as a change in tax law, could adversely affect the underlying fund and the fund. By investing in the Subsidiary, the underlying funds and the fund are exposed to the risks associated with the Subsidiary’s investments, which generally include the risks of investing in derivatives and commodities-related investments.

Multi-manager approach risk. While the investment strategies employed by certain underlying funds’ investment management teams are intended to be complementary, they may not in fact be complementary. The interplay of the various strategies employed by the fund’s multiple investment management teams may result in a fund holding a significant amount of certain types of securities. This may be beneficial or detrimental to the fund’s performance depending upon the performance of those securities and the overall economic environment. The investment management teams selected for a fund may underperform the market generally or other investment management teams that could have been selected for the fund. The multi-manager approach could increase a fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to a fund’s portfolio securities, higher brokerage commissions and other transaction costs. The success of a fund’s investment strategy depends on, among other things, both the Advisor’s skill in selecting investment management teams and allocating assets to those investment management teams and on an investment management team’s skill in executing the relevant investment strategy and selecting investments for a fund. The degree of correlation among the investment management teams’ investment strategies and the market as a whole will vary as a result of market conditions and other factors, and certain investment management teams could have a greater degree of correlation with each other and with the market than other investment management teams.

Performance Information

The following information provides some indication of the risks of investing in 2030 Fund and 2040 Fund. Of course, a fund’s past performance is not an indication of future performance. The Restructured 2030 Fund’s performance will be different than the 2030 Fund performance shown below.

The bar charts show how the performance of each fund’s Class A shares has varied from year to year, which may give some idea of risk. All performance figures below assume dividends were reinvested. The year-by-year returns in the bar charts do not include sales charges, if any, and would be lower if they did. The tables following the charts show how each fund’s performance compares with the fund’s benchmark index (which, unlike the funds, does not have any fees or expenses). After-tax returns are estimates calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

Calendar Year Total Returns (%)

2030 Fund – Class A shares

For the periods included in the bar chart:

Best Quarter: 17.00%, Q2 2009	Worst Quarter: -21.09%, Q4 2008

2040 Fund – Class A shares

For the periods included in the bar chart:

Best Quarter: 17.26%, Q2 2009	Worst Quarter: -22.60%, Q4 2008

Average Annual Total Returns

(for period ended December 31, 2014)

	Past 1 Year	Past 5 years	Past 10 years
2030 Fund
Class A
Return before Taxes	-1.44%	7.56%	4.14%
Return after Taxes on Distributions	-4.89%	6.46%	3.05%
Return after Taxes on Distributions and Sale of Fund Shares	0.95%	5.83%	3.16%
Class B (Return before Taxes)	1.00%	7.88%	4.01%
Class C (Return before Taxes)	3.87%	8.05%	3.98%
Class S (Return before Taxes)	4.95%	9.14%	5.02%
S&P Target Date 2030 Index (reflects no deductions for fees, expenses or taxes)	5.64%	10.07%	6.08%

S&P Target Date 2030 Index seeks to represent investment opportunity generally available in target date funds through an asset allocation which targets a retirement horizon on or around 2030.

	Past 1 Year	Past 5 years	Since Inception*
2040 Fund
Class A
Return before Taxes	-1.40%	8.08%	2.46%
Return after Taxes on Distributions	-5.93%	6.18%	0.98%
Return after Taxes on Distributions and Sale of Fund Shares	2.30%	6.55%	1.97%
Class C (Return before Taxes)	3.71%	8.53%	2.53%
Class S (Return before Taxes)	4.77%	9.64%	3.57%
S&P Target Date 2040 Index (reflects no deductions for fees, expenses or taxes)*	5.69%	10.81%	4.65%

*	2040 Fund’s inception was on 11/15/2007. Index comparison begins on 11/30/2007.

S&P Target Date 2040 Index seeks to represent investment opportunity generally available in target date funds through an asset allocation which targets a retirement horizon on or around 2040.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or the corresponding fund at 1-800-728-3337 or visit our Web site at www.deutschefunds.com.

III. OTHER INFORMATION ABOUT THE FUNDS

Investment Manager. DIMA, with headquarters at 345 Park Avenue, New York, NY 10154, serves as each fund’s investment advisor. Under the oversight of the Board of each fund, DIMA, or a subadvisor, provides continuing investment management of the assets of each fund in accordance with the fund’s investment objective(s), policies and restrictions. DIMA also provides administrative services to each fund pursuant to an administrative services agreement. DIMA provides a full range of global investment advisory services to institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. DIMA provides a full range of global investment advisory services to institutional and retail clients.

Note regarding Deutsche Bank’s recent settlements. On April 23, 2015, Deutsche Bank AG announced that it had reached an agreement with the United States Department of Justice to resolve an investigation concerning claims that its indirect wholly owned subsidiary, DB Group Services (UK) Ltd., engaged in a scheme to defraud counterparties to interest rate derivatives trades executed on its behalf by manipulating benchmark interest rates to which the profitability of those trades was tied. Pursuant to its agreement with the Department of Justice, DB Group Services (UK) Ltd. pleaded guilty to one count of wire fraud in violation of federal law and agreed to pay a fine of $150 million to federal authorities. The events leading up to the guilty plea did not arise out of the investment advisory or mutual fund management activities of Deutsche Bank AG or its affiliates, including DIMA. On April 23, 2015, the federal criminal proceedings were concluded with DB Group Services (UK) Ltd.’s formal sentencing.

In addition, Deutsche Bank AG entered into a deferred prosecution agreement (the “Deferred Prosecution Agreement”) with the Department of Justice on April 23, 2015 relating to submissions of London Interbank Offered Rate for U.S. Dollar and certain other benchmark interest rates. In the Deferred Prosecution Agreement, Deutsche Bank AG has agreed (i) to continue to cooperate fully with the Department of Justice and any other law enforcement or government agency designated by the Department of Justice until the conclusion of all investigations and prosecutions arising out of the conduct described in the Deferred Prosecution Agreement; (ii) to retain an independent compliance monitor for three years, subject to extension or, at the sole discretion of the Department of Justice, early termination, to be selected by the Department of Justice from among qualified candidates proposed by Deutsche Bank AG; (iii) to further strengthen its internal controls as recommended by the monitor as well as required by certain other U.S. and non-U.S. regulatory agencies that have addressed the misconduct described in the Deferred Prosecution Agreement; and (iv) to the payment of $625 million. Deutsche Bank AG has also agreed to settlement agreements with other U.S. and foreign regulators relating to these matters.

As a result of the plea by DB Group Services (UK) Ltd., absent an order from the Securities and Exchange Commission (the “SEC”), DIMA and its affiliates would not be able to continue to provide investment advisory and underwriting services to the Funds. The SEC granted a temporary order to permit DIMA and its affiliates to provide investment advisory and underwriting services to registered investment companies, and, on May 19, 2015, the SEC granted a permanent order to DIMA and its affiliates.

The settlements involving Deutsche Bank AG and DB Group Services (UK) Ltd. (described above) (the “Settlements”) do not involve the Funds or DIMA, or its advisory or distribution affiliates. DIMA has informed the Funds that it believes the Settlements will not have any material impact on the Funds or on the ability of DIMA and its affiliates to perform services for the Funds.

At meetings on April 27, 2015 and May 13, 2015, the Board was briefed by DIMA regarding the Settlements and considered the potential effects on DIMA and its affiliates and the restructuring proposals, including the New IMA.

Management of the Funds. Deutsche Asset & Wealth Management is a division of Deutsche Bank AG and represents the asset management and wealth management activities conducted by Deutsche Bank AG. Deutsche Asset & Wealth Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, DIMA may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which DIMA or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.

The following individuals handle the day-to-day management of both 2040 Fund and 2030 Fund and will continue to handle the day-to-day management of the Restructured 2030 Fund:

Pankaj Bhatnagar, PhD, is Portfolio Manager for each fund. Mr. Bhatnagar is a Managing Director of Deutsche Asset & Wealth Management. He joined Deutsche Asset & Wealth Management in 2000 with seven years of industry experience. Prior to joining Deutsche Asset & Wealth Management, he served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers. He began managing each of the funds in 2013.

Darwei Kung is Portfolio Manager for each fund. Mr. Kung is a Director of Deutsche Asset & Wealth Management. He joined Deutsche Asset & Wealth Management in 2006. Prior to joining Deutsche Asset & Wealth Management, he worked as a Director, Engineering and Business Development for CalPoint LLC. He began managing each of the funds in 2013.

The Merger SAI provides additional information about the portfolio managers’ investments in Deutsche funds, a description of the portfolio managers’ compensation structure and information regarding other accounts the portfolio team members manage.

Trustees and Officers. Kenneth C. Froewiss (Chair), John W. Ballantine, Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Paul K. Freeman, Richard J. Herring, William McClayton, Rebecca W. Rimel, William N. Searcy, Jr. and Jean Gleason Stromberg serve as Trustees of both funds. The officers of 2030 Fund are the same as those of 2040 Fund and are listed in Appendix E.

Independent Registered Public Accounting Firm (“Auditor”). PricewaterhouseCoopers LLP (“PwC”), 125 High Street, Boston, MA 02110 serves as each fund’s independent registered public accounting firm. PwC audits and reports on each fund’s annual financial statements, reviews certain regulatory reports, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by each fund.

Charter Documents.

Each fund is a series of Deutsche Target Date Series, a registered open-end management investment company organized as a business trust under the laws of Massachusetts (the “Trust”). Deutsche Target Date Series is governed by an Amended and Restated Declaration of Trust dated June 2, 2008, as amended from time to time (“Declaration of Trust”), and its bylaws. Additional information about the Trust’s charter documents is provided below.

Shares. The Board of each fund has the authority to divide the shares of each Trust into multiple funds and to establish and designate two or more classes of shares of any series, with variations in the relative rights and preferences between the classes. All shares of both funds issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable. Each share of both funds has equal rights with each other share of the same class of the respective fund as to voting, dividends, exchanges, conversion features, and liquidation. Shareholders of both funds are entitled to one vote for each full share held and fractional votes for fractional shares held.

Shareholder Meetings. Both funds are generally not required to hold meetings of their shareholders. Under the Trust’s Declaration of Trust, however, shareholders have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of trustees if a meeting is called by or at the direction of the Board for such purpose, provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more trustees as a result of a request in writing by the holders of not less than ten percent of the outstanding shares of the Trust; (b) the termination of the Trust or a series if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would change any right with respect to any shares of the Trust or fund by reducing the amount payable thereon upon liquidation of the Trust or fund or by diminishing or eliminating any voting rights pertaining thereto, in which case the vote or consent of the holders of two-thirds of the shares of the Trust or fund outstanding and entitled to vote would be required (ii) requires shareholder approval under applicable law or (iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

In addition, under the Declaration of Trust, shareholders also have the power to vote in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders; (b) with respect to any merger, consolidation or sale of assets; (c) with respect to any investment advisory or management contract entered into with respect to one or more funds; (d) with respect to the incorporation of the Trust or a fund; and (e) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the Investment Company Act of 1940.

Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the funds. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the funds and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund’s trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of 2030 Fund or 2040 Fund and the funds may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and the fund itself is unable to meet its obligations.

Trustee Liability. The Trust’s Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust. The Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any claim, action, suit or proceeding in which they may be involved because of their offices with the Trust, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. Nothing in the Declaration of Trust indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Election and Term of Trustees. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires, is removed or incapacitated. Any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees may be retired by written instrument signed by at least a majority of the other Trustees. Any Trustee may be removed with or without cause (i) by the vote of the shareholders holding two-thirds of the outstanding shares, or (ii) by the action of two-thirds of the remaining Trustees. The Trustees of the Trust shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

The foregoing is only a summary of the charter documents of 2030 Fund and 2040 Fund and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General. The shareholders of 2040 Fund are being asked to approve the merger pursuant to an Agreement and Plan of Reorganization between 2040 Fund and 2030 Fund (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Appendix B.

The merger is structured as a transfer of all of the assets of 2040 Fund to 2030 Fund in exchange for the assumption by 2030 Fund of all the liabilities of 2040 Fund and the issuance and delivery of shares of 2030 Fund (the “Merger Shares”) to 2040 Fund equal in aggregate value to the net asset value of the assets transferred to 2030 Fund. After receipt of the Merger Shares, 2040 Fund will distribute the Merger Shares to its shareholders in proportion to their existing shareholdings, in complete liquidation of 2040 Fund, and the legal existence of 2040 Fund will be terminated. Each shareholder of Class A, Class C and Class S shares of 2040 Fund will receive a number of full and fractional Merger Shares of the same class equal in aggregate value as of the Valuation Time (as defined on page 28) to the aggregate value of the shareholder’s 2040 Fund shares as of such time.

Prior to the date of the merger, 2040 Fund will declare a taxable distribution which, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. DIMA currently does not anticipate selling any of 2040 Fund’s investments in anticipation of the merger. Any sale of such investments could increase the taxable distribution to shareholders of 2040 Fund occurring prior to the merger above that which they would have received absent the merger. 2040 Fund currently expects to distribute all of its net capital gains on or prior to the Exchange Date (as defined on page 28). As of February 27, 2015, 2040 Fund had approximately $2 million in net capital gains.

The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by shareholders of 2040 Fund. In the event that either the merger or the New 2030 Fund IMA does not receive the required shareholder approval, 2040 Fund will continue to be managed as a separate fund. As noted above and described in more detail in Proposal 2 below, shareholders of 2040 Fund are also being asked to approve the New IMA in case the merger is not approved or does not occur so that 2040 Fund can still be restructured from a fund of funds into a managed multi-asset fund similar to the Restructured 2030 Fund. If shareholders do not approve the proposals such that 2040 Fund can neither be merged nor restructured, the Board will take such action, if any, that it deems to be in the best interest of 2040 Fund.

Background and Board’s Considerations Relating to the Proposed Merger.

The Board, all members of which are not “interested persons” (as defined in the 1940 Act) of the Trust (“Independent Trustees”) considered the potential implications of the merger of 2040 Fund into 2030 Fund, including the effects of proposed restructuring of 2030 Fund, over the course of in person meetings conducted in January and March 2015. In connection with its review, the Board reviewed and considered extensive materials regarding the merger, the restructuring proposals and the New IMA, and met privately with its counsel to review the proposals. In connection with its review of the merger, the Board considered, among other factors, the following:

•

The proposed restructuring of 2030 Fund (including the proposal to approve a new investment management agreement for 2030 Fund in connection with the restructuring pursuant to which 2030 Fund will pay DIMA an investment management fee) and DIMA’s advice that the restructuring of 2030 Fund from a target date fund of funds to a managed multi-asset fund that is not constrained by a specific glide path and that can invest directly in securities and other investment would create the potential for improved performance for 2030 Fund as a result of greater investment flexibility and the ability to implement investment ideas with greater precision than is possible with 2030 Fund’s current target date fund of funds structure;

•	DIMA’s agreement to maintain the Restructured 2030 Fund’s annual net operating expense ratios (including, for this purpose both direct Fund expenses and indirect expenses incurred as a result of investments in underlying funds and ETFs) at a level no higher than 1.15%, 1.90% and 0.90% for Class A, Class C and Class S, respectively, from the merger date through at least September 30, 2018, which is lower than the annual net operating expense ratios (including for this purpose both direct Fund expenses and indirect expenses incurred as a result of investments in underlying funds and ETFs) borne by shareholders of 2040 Fund and 2030 Fund as of February 28, 2015;

•	Various alternatives to the proposed merger (e.g., liquidation of 2040 Fund or restructuring 2040 Fund in a manner similar to 2030 Fund’s proposed restructuring, together with the implementation of the New IMA, which would impose the same advisory fee as the fee proposed to be paid by 2030 Fund following its restructuring);

•	Similarities and differences between 2040 Fund’s current investment objective, investment strategies and allocations across various asset classes, and the Restructured 2030 Fund’s investment objective, investment strategies and allocations across various asset classes assuming implementation of the New 2030 Fund IMA;

•	DIMA’s agreement to bear all proxy costs and legal expenses relating to the proposed merger;

•	The federal income tax consequences of the merger; in particular, that the merger would allow shareholders to participate in a transaction that is expected to qualify as a tax-free reorganization for federal income tax purposes;

•	The terms and conditions of the Agreement;

•	That the services available to shareholders of 2040 Fund and 2030 Fund are substantially similar on a class-level basis; and

•	The prospects for the combined fund to attract additional assets.

Based on all of the foregoing, the Board concluded that: (1) the merger is in the best interests of 2040 Fund and (2) the interests of the existing shareholders of 2040 Fund will not be diluted as a result of the merger. Accordingly, on March 6, 2015, the Board unanimously approved the terms of the proposed merger of 2040 Fund into 2030 Fund. The Board unanimously recommends that the merger be approved by 2040 Fund’s shareholders.

Agreement and Plan of Reorganization. The proposed merger will be governed by the Agreement, the form of which is attached as Appendix B. The Agreement provides that 2030 Fund will acquire all of the assets of 2040 Fund solely in exchange for the assumption by 2030 Fund of all the liabilities of 2040 Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of the liabilities assumed. The Merger Shares will be distributed to shareholders of 2040 Fund in complete liquidation of 2040 Fund. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time, on August 14, 2015, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

2040 Fund will transfer all of its assets to 2030 Fund, and in exchange, 2030 Fund will assume all the liabilities of 2040 Fund and deliver to 2040 Fund a number of full and fractional Merger Shares having an aggregate net asset value as of the Valuation Time equal to the value of the assets of 2040 Fund, less the value of the liabilities of 2040 Fund assumed by 2030 Fund, as of such time. Immediately following the transfer of assets to 2030 Fund on the Exchange Date, 2040 Fund will distribute pro rata, by class, to its shareholders of record as of such time the full and fractional Merger Shares received by 2040 Fund. As a result of the proposed transaction, each shareholder of 2040 Fund will receive a number of Merger Shares of the same class, and equal in aggregate net asset value at the Valuation Time to the aggregate net asset value as of such time to the 2040 Fund shares surrendered by the shareholder, in complete liquidation of 2040 Fund. This distribution will be accomplished by the establishment of accounts on the share records of 2030 Fund in the name of such 2040 Fund shareholders, each account representing the respective number of full and fractional Merger Shares of the appropriate class due the respective shareholder. New certificates for Merger Shares will not be issued.

2040 Fund and 2030 Fund are both overseen by the same Board of Trustees. The Board of 2040 Fund and 2030 Fund has determined that the interests of each Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and that the proposed merger is in the best interests of each Fund.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by the Trust on behalf of both Funds, (ii) by either party if the merger shall not be consummated by December 1, 2015 or (iii) by either party if the other party shall have materially breached, or made a material and intentional misrepresentation in or in connection with the Agreement.

If shareholders of 2040 Fund approve the merger, Deutsche Asset & Wealth Management has represented that it does not expect any of 2040 Fund’s holdings would be liquidated prior to the merger. Deutsche Asset & Wealth Management does not currently anticipate incurring any transaction costs in connection with the merger (“Pre-Merger Transaction Costs”). In the event that there are any Pre-Merger Transaction Costs incurred, such costs would be borne by DIMA.

Pursuant to the Agreement, all other fees and expenses of the merger, including legal, proxy solicitation and accounting expenses, SEC registration fees, portfolio transfer taxes (if any) and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, including the costs of seeking approval of the New IMA by shareholders of 2030 Fund, will be borne by DIMA. The one-time merger costs, consisting of legal expenses, proxy costs, and audit and accounting expenses are expected to be approximately $72,836.

Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Description of the Merger Shares. Merger Shares will be issued to 2040 Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares are Class A, Class C and Class S shares of 2030 Fund. 2040 Fund shareholders receiving Merger Shares will not pay an initial sales charge on such shares. Each class of Merger Shares has the same characteristics as shares of the corresponding class of 2040 Fund. For more information on the characteristics of each class of Merger Shares, please see the 2030 Fund prospectus, a copy of which was mailed with this Prospectus/Proxy Statement.

Certain Federal Income Tax Consequences. The merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to each fund’s obligation to consummate the merger, each of 2040 Fund and 2030 Fund will receive a tax opinion from Vedder Price P.C., counsel to 2040 Fund and 2030 Fund, substantially to the effect that on the basis of the existing provisions of the Code, US Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and as described further below, for federal income tax purposes the following results should obtain:

1.

The transfer by 2040 Fund of substantially all its assets to 2030 Fund solely in exchange for Merger Shares and the assumption by 2030 Fund of substantially all the liabilities of 2040 Fund, immediately followed by the pro rata, by class, distribution of all the Merger Shares received by

2040 Fund to 2040 Fund shareholders in complete liquidation of 2040 Fund, will constitute “a reorganization” within the meaning of section 368(a) of the Code, and 2030 Fund and 2040 Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code with respect to the reorganization.

2.	No gain or loss will be recognized by 2030 Fund upon the receipt of substantially all the assets of 2040 Fund solely in exchange for Merger Shares and the assumption by 2030 Fund of substantially all the liabilities of 2040 Fund.

3.	No gain or loss will be recognized by 2040 Fund upon the transfer of substantially all its assets to 2030 Fund solely in exchange for Merger Shares and the assumption by 2030 Fund of substantially all the liabilities of 2040 Fund or upon the distribution (whether actual or constructive) of the Merger Shares so received to 2040 Fund shareholders solely in exchange for such shareholders’ shares of 2040 Fund in complete liquidation of 2040 Fund.

4.	No gain or loss will be recognized by 2040 Fund shareholders upon the exchange, pursuant to the reorganization, of all their shares of 2040 Fund solely for Merger Shares.

5.	The aggregate basis of the Merger Shares received by each 2040 Fund shareholder pursuant to the reorganization will be the same as the aggregate basis of the shares of 2040 Fund exchanged therefor by such shareholder.

6.	The holding period of the Merger Shares received by each 2040 Fund shareholder in the reorganization will include the period during which the shares of 2040 Fund exchanged therefor were held by such shareholder, provided such 2040 Fund shares are held as capital assets at the effective time of the reorganization.

7.	The basis of the assets of 2040 Fund received by 2030 Fund will be the same as the basis of such assets in the hands of 2040 Fund immediately before the effective time of the reorganization.

8.	The holding period of the assets of 2040 Fund received by 2030 Fund will include the period during which such assets were held by 2040 Fund.

No opinion will be expressed as to (1) the effect of the merger on 2040 Fund, 2030 Fund or any shareholder of 2040 Fund with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The opinion will be based on certain factual certifications made by the officers of 2030 Fund and 2040 Fund and will also be based on customary assumptions.

It is possible that the Internal Revenue Service could disagree with Vedder Price’s opinion. Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the merger were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of 2040 Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her 2040 Fund shares and the fair market value of the Merger Shares he or she received. Shareholders of 2040 Fund should consult their tax advisors regarding the effect, if any, of the merger in light of their individual circumstances.

Deutsche Asset & Wealth Management currently does not anticipate selling a material portion of the portfolio assets of 2040 Fund in connection with the merger. The federal income tax impact of any such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and 2040 Fund’s tax basis in such assets. Any net capital gains recognized in these sales, after the application of any available capital loss carryforwards, will be distributed to 2040 Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (including to the extent of net realized short-term capital gains over net realized long-term capital loss) during or with respect to the year of sale. Because the merger will end the tax year of 2040 Fund, it will accelerate distributions to shareholders from 2040 Fund for its short tax year ending on the date of the merger. Those tax year-end distributions will be taxable to shareholders and will include any capital gains resulting from portfolio turnover prior to the merger.

Prior to the Closing (as defined in the Agreement), 2040 Fund will make a distribution to its shareholders, which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and realized net capital gains (after reduction by any capital loss carryforwards), if any, through the Closing Date. 2030 Fund will make a similar distribution to its shareholders, if material. These distributions generally will be taxable to shareholders for federal income tax purposes and such distributions by 2040 Fund will include any capital gains resulting from portfolio turnover prior to the merger.

A fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the merger. First, the “pre-merger losses” of either 2040 Fund or 2030 Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined fund to the extent such pre-merger losses exceed an annual limitation amount. Second, one fund’s pre-merger losses cannot be used to offset unrealized gains in another fund that are “built in” at the time of the merger and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, 2040 Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the capital gain net income of 2030 Fund for the taxable year of the merger that is equal to the ratio of the portion of 2030 Fund’s taxable year that follows the date of the merger compared to 2030 Fund’s entire taxable year (prorated according to number of days). Therefore, in certain circumstances, shareholders of either fund may pay taxes sooner, or pay more taxes, than they would have had the merger not occurred.

In addition, the combined fund resulting from the merger will have tax attributes that reflect a blending of the tax attributes of the two funds at the time of the merger (including as affected by the rules set forth above). Therefore, the shareholders of 2040 Fund will receive a proportionate share of any “built-in” (unrealized) gains in 2030 Fund’s assets as well as any taxable gains realized by 2030 Fund but not distributed to its shareholders prior to the merger, when such gains are eventually distributed by 2030 Fund. As a result, shareholders of 2040 Fund may receive a greater amount of taxable distributions than they would have had the merger not occurred. Further, any pre-merger losses of 2040 Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized after the merger and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such a merger, such that the benefit of those losses to 2040 Fund shareholders may be further reduced relative to what the benefit would have been had the merger not occurred.

The amount of realized and unrealized gains and losses of each fund, as well as the size of each Fund, at the time of the merger will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined fund following the merger, and consequently the extent to which the combined fund may be required to distribute gains to its shareholders earlier than would have been the case absent the merger. Thus, the impact of the rules and blending of tax attributes described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the merger. As of February 27, 2015, 2040 Fund had net unrealized built-in gain of approximately $3.8 million, equal to about 24% of its net asset value; 2030 Fund had net unrealized built-in gain of approximately $8 million, equal to about 17% of its net asset value. As of February 27, 2015, neither Fund had any accumulated capital loss carryforwards for federal income tax purposes. As noted above, the tax effect of the merger depends on each Fund’s relative tax situation at the time of the merger, which situation will be different than the tax situation on February 27, 2015, and cannot be calculated precisely prior to the merger. Portfolio turnover in a Fund, market fluctuations, redemption activity and other events could cause the actual tax effect of the merger to differ substantially from that described above.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including, without limitation, the applicability and effect of federal, state, local, non-US and other tax laws.

Capitalization. The following table sets forth the unaudited capitalization of each fund as of February 28, 2015 and of 2030 Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

	Acquiring - Deutsche LifeCompass Target 2030 Fund	Acquired - Deutsche LifeCompass 2040 Fund	Pro Forma Adjustments(2)	Pro Forma Combined
Net Assets
Class A	$30,889,604	$11,298,514	—	$42,188,118
Class B	$155,268	NA	—	$155,268
Class C	$5,828,018	$445,054	—	$6,273,072
Class S	$9,218,535	$3,760,529	—	$12,979,064
Total Net assets	$46,091,425	$15,504,097	—	$61,595,522
Shares outstanding
Class A	2,842,415	1,391,699	(352,277)	3,881,837
Class B	14,282	NA	—	14,282
Class C	536,222	54,841	(13,898)	577,165
Class S	849,109	462,803	(116,530)	1,195,382
Net Asset Value per share($)
Class A	$10.87	$8.12	—	$10.87
Class B	$10.87	NA	—	$10.87
Class C	$10.87	$8.12	—	$10.87
Class S	$10.86	$8.13	—	$10.86

(1)	Assumes the merger had been consummated on February 28, 2015 and is for information purposes only. No assurance can be given as to how many shares of 2030 Fund will be received by the shareholders of 2040 Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of 2030 Fund that actually will be received on or after such date.
(2)	Holders of Class A, Class C and Class S shares of 2040 Fund will receive the corresponding class shares of 2030 Fund.

Recommendation of the Board of Trustees

The Trustees of 2040 Fund, all of whom are Independent Trustees, unanimously recommend approval of the merger.

PROPOSAL 2: TO CONSIDER AND VOTE UPON AN AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND’S INVESTMENT ADVISOR, DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. AND DEUTSCHE ASSET ALLOCATION TRUST ON BEHALF OF THE FUND

General. On March 6, 2015, the Board of 2040 Fund approved an Amended and Restated Investment Management Agreement between DIMA and the Trust on behalf of the Fund (the “New IMA”). If approved by shareholders of 2040 Fund, the New IMA will only be implemented in the event that the merger of 2040 Fund into 2030 Fund is not consummated because (1) shareholders of 2040 Fund do not approve the merger or (2) shareholders of 2030 Fund do not approve the proposed amended and restated investment management agreement for 2030 Fund. The New IMA changes the fee structure for 2040 Fund, adding an investment management fee. DIMA does not currently receive a management fee from 2040 Fund, but instead receives management fees from the underlying Deutsche funds in which 2040 Fund invests. Under the New IMA, DIMA would be paid a management fee by 2040 Fund at the following rate: (a) 0.10% of 2040 Fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.55% of 2040 Fund’s average daily net assets not covered in (a) above. If the merger is not approved or is not completed, the new fee structure would be part of the Board-approved restructuring of the 2040 Fund from a fund of funds investing almost entirely in other funds to a managed multi-asset fund that seeks to achieve its investment objective through a combination of investments in other funds and investment directly in a variety of securities and other investments. As required under provisions of the 1940 Act, the New IMA must be approved by 2040 Fund’s shareholders before it can become effective for 2040 Fund. The Board of 2040 Fund unanimously approved, and recommends that shareholders approve, the New IMA.

A description of the New IMA is set forth below (see “Comparison of the Current Investment Management Agreement and the Amended and Restated Investment Management Agreement”), and is qualified in its entirety by reference to the Form of Amended and Restated Investment Management Agreement attached to this Proxy Statement as Appendix D.

As noted above, the New IMA would be part of DIMA’s plans for implementing changes to 2040 Fund’s investment objective and principal investment strategy if the merger of 2040 Fund into 2030 Fund is not approved or is not completed. In such a case, subject to shareholder approval of the New IMA, 2040 Fund would be restructured from a target date fund of funds (i.e., a fund with a specific target year that guides asset allocation decisions and that invest primarily in other Deutsche funds) into a managed multi-asset fund with a more flexible risk/return strategy that invests directly in various securities and other investments as well as in other funds. In addition, 2040 Fund’s name would change to better reflect 2040 Fund’s new investment approach. 2040 Fund would change its investment objective to seek to maximize total return and would invest in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies). Under normal market conditions, the restructured 2040 Fund will invest between 50% and 70% of assets in equity securities, including investments in underlying funds that invest primarily in equity securities, and between 30% and 50% of assets in fixed income securities, including investments in underlying funds that invest primarily in fixed income securities. Variations outside of the stated ranges in the target percentage allocation for equity securities and fixed income securities are permitted up to plus or minus 10% of the Fund’s assets. The restructured 2040 Fund may also allocate up to 20% of Fund assets in alternative asset classes in place of either fixed income or equity allocations. Shareholders will receive further information regarding 2040 Fund’s revised investment strategy and name prior to the changes becoming effective. The restructured 2040 Fund will continue to be managed by its existing portfolio management team. For additional information about 2040 Fund’s portfolio managers see p. 25.

The restructured 2040 Fund would differ from the existing 2040 Fund in several ways. First, the existing 2040 Fund is a target date fund, with asset allocation decisions made based upon its intended role as an investment vehicle for investors anticipating retirement around 2040. The restructured 2040 Fund would instead have investment strategies based upon relevant risk/return analysis for the restructured 2040 Fund and would not be managed specifically for investors who anticipate retiring around 2040. Second, the existing 2040 Fund has a specified glidepath that provides the foundation upon which the Fund’s strategic asset allocation is based. The restructured 2040 Fund would not have a glidepath, but would instead have a more flexible risk/return based strategic asset allocation that would be updated periodically to reflect market and other events. Finally, DIMA has engaged Hewitt EnnisKnupp, Inc. (“Hewitt”), an investment consulting firm with a global reach, for the existing 2040 Fund to provide DIMA with model asset allocations across years to retirement that are based on asset classes selected by DIMA. DIMA may or may not use the model asset allocations provided by Hewitt as an input in setting the existing 2040 Fund’s asset allocations. Hewitt does not have advisory authority with regard to the existing 2040 Fund and DIMA, not 2040 Fund, pays Hewitt. The restructured 2040 Fund would not use the services of Hewitt, and therefore DIMA would no longer pay for the model asset allocations.

DIMA has advised the Board that it believes that 2040 Fund and its shareholders will benefit from the restructuring because, as a managed multi-asset fund, the restructured 2040 Fund will have greater investment flexibility than the existing 2040 Fund does currently as a target date fund of funds, which will create the potential for improved performance and growth of fund assets with potential economies of scale as the fund grows. DIMA believes that the restructured 2040 Fund also will benefit from not being constrained by a specified glide path and instead having the ability to implement a more flexible risk/return based strategic asset allocation reflecting market and other events. Finally, DIMA believes that the flexibility to take positions directly in securities and other investments as opposed to being limited to investing solely in other funds will expand the universe of available investment options and allow for more precise implementation of investment ideas.

Please see “Board Considerations of the Current Investment Management Agreement and the Amended and Restated Investment Management Agreement” below for a discussion of the factors considered by the Board in deciding to approve the New IMA.

Investment Advisor. Pursuant to the current Investment Management Agreement (the “Current IMA”), DIMA is the investment advisor for 2040 Fund. The Current IMA was last approved by the Board on September 5, 2014 and was approved by 2040 Fund’s sole initial shareholder on November 14, 2007. Under the supervision of the Board, DIMA, with headquarters at 345 Park Avenue, New York, New York 10154, makes the Fund’s investment decisions, buys and sells securities for the Fund, and conducts research that leads to these purchase and sale decisions. DIMA also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The Current IMA permits DIMA to delegate any of its duties to a sub-advisor, subject to a majority vote of the Board, including a majority of the Independent Board Members, and, if required by applicable law, subject to approval by a “majority of the outstanding voting securities” of 2040 Fund (as defined in the 1940 Act).

The name, address and principal occupation of each principal executive officer and each director of DIMA is set forth below. Unless otherwise noted, the address of each such person is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

Name	Position	Principal Occupation
Joseph Sarbinowski	Director, President and Chief Executive Officer	Managing Director, Global Head of Institutional Cash Sales and Client Management, Deutsche Asset & Wealth Management; Chief Executive Officer of DIMA

Brian Costello	Director and Chief Operating Officer	Director, Deutsche Asset & Wealth Management; Chief Operating Officer of DIMA

Cynthia Nestle	Director	Managing Director and Global Chief Administrative Officer, Deutsche Asset & Wealth Management; Chief Operating Officer, Deutsche Asset & Wealth Management Americas

Christine Rosner	Director	Managing Director, Deutsche Asset & Wealth Management

Bernard Abdo	Executive Vice President	Managing Director, Deutsche Asset & Wealth Management; Head of Alternatives & Fund Solutions, Deutsche Asset & Wealth Management Americas

Nancy Tanzil	Chief Financial Officer and Treasurer	Director, Deutsche Asset & Wealth Management

John Millette[1]	Secretary and Chief Legal Officer	Director, Deutsche Asset & Wealth Management

Robert A. Kloby	Chief Compliance Officer	Managing Director, Deutsche Asset & Wealth Management; Chief Compliance Officer for Deutsche Funds

Anjie LaRocca	Assistant Secretary	Vice President, Deutsche Asset & Wealth Management

1	Address: One Beacon Street, Boston, MA 02108.

DIMA is a wholly-owned subsidiary of Deutsche Bank Americas Holding Corp. (“DBAHC”), 60 Wall Street, New York, NY 10005. DBAHC is a wholly owned subsidiary of DB USA Corporation, 60 Wall Street, New York, NY 10005, which in turn is a wholly owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Main, Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. See Proposal 1, Section III—Other Information About the Funds – Investment Manager for information regarding Deutsche Bank AG’s recent regulatory settlements.

Appendix E sets forth the positions held by the officers of 2040 Fund with DIMA or its affiliates.

Appendix F sets forth information about 2040 Fund’s relationship with DIMA and certain affiliates of DIMA.

DIMA also serves as investment advisor to the other Deutsche LifeCompass funds (Deutsche LifeCompass 2015 Fund, Deutsche LifeCompass 2020 Fund, Deutsche LifeCompass 2030 Fund and Deutsche LifeCompass Retirement Fund), each of which has an investment objective and investment strategies similar to the investment objective and investment strategies of 2040 Fund. DIMA does not currently receive a management fee from any of the LifeCompass funds for providing investment management services. Shareholders of each of the LifeCompass funds are being asked to approve the Amended and Restated Investment Management Agreement.

The Current IMA provides that DIMA shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DIMA in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The Current IMA for the Fund continues in effect from year to year so long as its continuation is approved at least annually by a majority of the Board and a majority of the Independent Board Members. The Current IMA may be terminated at any time upon 60 days’ notice by either party, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment.

DIMA does not currently receive any management fee for managing the Fund, but does receive fees as investment advisor to each underlying Deutsche fund in which the Fund invests.

DIMA also serves as the Trust’s administrator pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, DIMA provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays DIMA a fee of 0.10% of the average daily net assets of the Fund, computed daily and paid monthly. For the fiscal year ended August 31, 2014, DIMA was paid $28,214 in administrative fees for 2040 Fund.

DIMA has contractually agreed to waive and/or reimburse Fund expenses to the extent necessary to maintain the Fund’s net annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) for the periods and at ratios no higher than the levels set forth below.

Fund	Fee Waivers in Effect through November 30, 2015	Fee Waivers in Effect from September 1, 2013 through November 30, 2014	Total Amounts Waived by DIMA During Fiscal Year Ended August 31, 2014[1]

2040 Fund	0.54%, 1.29% and 0.29% for Class A, Class C and Class S, respectively	0.46%, 1.21% and 0.21% for Class A, Class C and Class S, respectively	$28,214

1	Total amounts waived by DIMA and DIMA affiliates are shown in Exhibit F.

Comparison of the Current Investment Management Agreement and the Amended and Restated Investment Management Agreement.

General. The New IMA contains substantially the same provisions as the Current IMA regarding portfolio management services. Pursuant to the requirements of the 1940 Act, shareholders are being asked to approve the New IMA with respect to 2040 Fund. The Board, made up solely of Independent Board Members, approved the New IMA with respect to 2040 Fund at a meeting held on March 6, 2015 and recommends that shareholders of the Fund approve the New IMA. A form of the New IMA is attached hereto as Appendix D and all references to the New IMA herein are qualified in their entirety by reference to the form of the New IMA.

Fee. The Current IMA does not provide for payment of a management fee to DIMA for investment management services. Instead, 2040 Fund bears a pro rata share of the operating expenses, including management fees, paid to DIMA or other investment advisors of the underlying funds in which the Fund invests. Under the New IMA, DIMA would be paid a management fee by 2040 Fund at the following rates: (a) 0.10% of 2040 Fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.55% of 2040 Fund’s average daily net assets not covered in (a) above. To the extent that 2040 Fund invests in underlying funds, 2040 Fund would also bear a pro rata share of underlying fund expenses, including management fees. Appendix G sets forth an Annual Fund Operating Expense table that summarizes the fees and expenses that 2040 Fund incurred during its most recently completed fiscal year ended August 31, 2014 and the pro forma estimated expense ratios of 2040 Fund assuming approval of the New IMA. If the New IMA is approved, the total annual operating expenses of 2040 Fund are expected to increase; however, DIMA has agreed to apply expense caps to the restructured 2040 Fund’s total operating expense ratios (including for this purpose both direct 2040 Fund expenses and indirect expenses incurred as a result of investments in underlying funds and ETFs) to the extent necessary to maintain the restructured 2040 Fund’s net annual operating expense ratios at levels that are lower than the net annual operating expense ratios (including for this purpose both direct 2040 Fund expenses and indirect expenses incurred as a result of investments in underlying funds and ETFs) of 2040 Fund as of February 28, 2015 (which were 1.24% for Class A, 1.99% for Class C and 0.99% for Class S). DIMA has agreed to maintain the restructured 2040 Fund’s net annual operating expense ratios (including for this purpose both direct 2040 Fund expenses and indirect expenses incurred as a result of investments in underlying funds and ETFs) at a level no higher than 1.15%, 1.90% and 0.90% for Class A, Class C and Class S, respectively, from the effective date of the New IMA through at least September 30, 2018. Thus, under the New IMA, shareholders of the restructured 2040 Fund would bear lower net annual operating expense ratios (including, for this purpose, both direct 2040 Fund expenses and indirect expenses incurred as a result of investments in underlying funds and ETFs) than were borne by shareholders of 2040 Fund as of February 28, 2015 through at least September 30, 2018.

Limitation on Liability. The Current IMA and the New IMA provide that DIMA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Current IMA and the New IMA relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DIMA in the performance of its duties or by reason of DIMA’s reckless disregard of its obligations and duties under the Current IMA or the New IMA.

Termination. The Current IMA may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust’s Board of Trustees on 60 days’ written notice to DIMA, or by DIMA on 60 days’ written notice to the Trust. The Agreement will automatically terminate in the event of its assignment (as defined under the 1940 Act).

If approved by shareholders, the New IMA will become effective for 2040 Fund upon the restructuring of the Fund, and will remain effective until September 30, 2016 and from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act. The New IMA will automatically terminate in the event of its assignment. The New IMA may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust’s Board of Trustees on 60 days’ written notice to DIMA, or by DIMA on 60 days’ written notice to the Trust.

Other than with respect to the addition of a fee for investment management services and the term of effectiveness, the New IMA does not materially differ from the Current IMA.

Board Considerations of the Current Investment Management Agreement and the Amended and Restated Investment Management Agreement.

The Board, all members of which are Independent Board Members, approved the renewal of 2040 Fund’s Current IMA in September 2014. Please see Appendix H for a summary of the factors considered by the Board at that time in connection with approving the continuation of the Current IMA.

The Board considered DIMA’s restructuring proposals, including the New IMA, over the course of in person meetings conducted in January and March 2015. In connection with its review, the Board reviewed and considered extensive materials regarding the restructuring proposals, including the New IMA, and met privately with its counsel to review the proposals. The Board also was advised by its fee consultant and considered a comprehensive report prepared by its fee consultant regarding the New IMA in connection with its deliberations.

In connection with its review of the New IMA, the Board considered many of the same factors that it considered when approving the Current IMA. In this regard, the Board noted that, with the exception of the fee arrangements, the terms of the New IMA were substantially the same as the terms of the Current IMA. The Board also considered, among other factors, the following:

•	DIMA’s belief that implementation of the New IMA was necessary in order to restructure the Fund’s investment strategies in the manner described in this Prospectus/Proxy Statement, and that the restructuring would create the potential for improved performance as a result of greater investment flexibility and the ability to implement investment ideas with greater precision than is possible with the Fund’s current “fund of funds” structure. In this regard, as part of its review of the restructuring proposal, the Board considered information regarding the similarities and differences between 2040 Fund’s current investment strategies and allocations across various asset classes and 2040 Fund’s strategies and expected asset class allocations assuming approval of the New IMA and completion of the restructuring.

•	DIMA’s belief that the restructured Fund will have broader appeal to potential new investors, creating the opportunity for growth of assets and potential economies of scale as the Fund increases in size.

•	The experience of DIMA and the investment personnel proposed to manage the Fund following implementation of the New IMA and completion of the restructuring.

•	The Fund’s investment management fee schedule and net annual operating expense ratios, assuming implementation of the New IMA, including comparative information provided by Lipper Inc. (“Lipper”) and the Board’s fee consultant regarding investment management fee rates paid to other investment advisors by similar funds, and the net annual operating expense ratios for similar funds. The Board also considered the Fund’s management fee rate under the New IMA as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and these comparable funds.

•	As a result of the expense caps that DIMA has agreed to implement for the Fund, the Fund’s net annual operating expense ratios (including for this purpose both direct Fund expenses and indirect expenses incurred as a result of investments in underlying funds and ETFs) would be lower than the Fund’s net annual operating expense ratios as of February 28, 2015, from the effective date of the New IMA through at least September 30, 2018.

•	The current size of the Fund; in this regard, the Board concluded that, based on the Fund’s current asset levels and expense caps, among other factors, the Fund’s fee schedule represents an appropriate sharing of such economies of scale as may exist in the management of the Fund, and that the profitability of the Fund is not expected to be unreasonable.

Based on all of the information considered, the Board concluded that the management fees to be paid by the Fund under the New IMA were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by DIMA. The Board unanimously determined that approval of the New IMA is in the best interests of the Fund and approved the New IMA. In making this determination, the Board did not give particular weight to any single factor identified above. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the New IMA.

Required Vote

Approval of the New IMA requires the affirmative vote of a “majority of the outstanding voting securities” (as defined below under “Voting at the Shareholder Meeting and Other Information – Required Vote”) of 2040 Fund.

Recommendation of the Board

The Board of 2040 Fund believes that the approval of the New IMA between DIMA and the Trust on behalf of the Fund is in the best interests of the Fund.

Accordingly, the Board unanimously recommends that shareholders vote FOR the approval of the New IMA.

VOTING AT THE SHAREHOLDER MEETING AND OTHER INFORMATION

General. This Prospectus/Proxy Statement is furnished in connection with (i) the proposed merger of 2040 Fund into 2030 Fund and (ii) the proposed approval of an Amended and Restated Investment Management Agreement between the Trust on behalf of 2040 Fund and 2040 Fund’s Advisor and (iii) the solicitation of proxies by and on behalf of the Trustees of 2040 Fund for use at the Special Meeting of 2040 Fund shareholders (the “Meeting”). The Meeting is to be held on July 24, 2015 at 11:00 a.m., Eastern time at the offices of Deutsche Asset & Wealth Management, 345 Park Avenue, New York, New York 10154, or at such later time as is made necessary by adjournment or postponement. The Notice of the Special Meeting of Shareholders, the Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about June 24, 2015.

As of June 11, 2015, the following number of shares were issued and outstanding for 2040 Fund:

Shares	Issued and Outstanding
Class A	1,379,824.24
Class C	51,165.31
Class S	497,116.71

Only shareholders of record of 2040 Fund on June 11, 2015 will be entitled to notice of and to vote at the Meeting. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

The Trustees of 2040 Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote. Proxies are being solicited from 2040 Fund’s shareholders by the Board of 2040 Fund for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of Proposal 1 and Proposal 2. The merger contemplated by the Agreement will be considered approved only if approved by the affirmative vote of the holders of a majority of the shares of 2040 Fund. The New IMA will be considered approved only if approved by the affirmative vote of the holders of a “majority of the outstanding voting securities” of 2040 Fund, as defined in the 1940 Act, which means the affirmative vote of the lesser of: (i) 67% or more of 2040 Fund’s voting securities present at the Meeting if holders of more than 50% of 2040 Fund’s outstanding voting securities are present or represented by proxy at the Meeting, or (ii) more than 50% of 2040 Fund’s outstanding voting securities.

Record Date, Quorum and Method of Tabulation. Shareholders of record of 2040 Fund at the close of business on June 11, 2015 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least 30% of the shares of 2040 Fund issued and outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by 2040 Fund as tellers for the Meeting. The tellers will count the total number of votes cast “FOR” approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote for each proposal.

Share Ownership. As of the Record Date, the officers and Trustees of 2040 Fund as a group owned less than 1% of the outstanding shares of 2040 Fund and the officers and Trustees of 2030 Fund as a group beneficially owned less than 1% of the outstanding shares of 2030 Fund.

To the best of the knowledge of 2040 Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of 2040 Fund as of the Record Date:

Share Class	Shareholder Name and Address	% Ownership
A	DeAWM Trust Company	20.17%
	FBO Lincoln Surgery Center 401(k) Plan
	P.O. Box 1757
	Salem, NH 03079-1143

A	DeAWM Trust Company	11.05%
	FBO Eye Surgical Associates 401(k) Plan
	P.O. Box 1757
	Salem, NH 03079-1143

A	DeAWM Trust Company	7.70%
	FBO Nemetschek NA Inc. 401(k) Plan
	P.O. Box 1757
	Salem, NH 03079-1143

A	DeAWM Trust Company	6.59%
	FBO Kastalon Inc. 401(k) Plan & Trust
	P.O. Box 1757
	Salem, NH 03079-1143

Share Class	Shareholder Name and Address	% Ownership
C	DeAWM Trust Company	16.01%
	Full Scale Woodworking, Inc.
	FBO xxxxxxxxx
	Branchburg, NJ 08876-5453

C	Robert W. Baird & Co. Inc.	10.41%
	777 E. Wisconsin Avenue
	Milwaukee, WI 53202-5391

C	US Bancorp Investments Inc.	9.68%
	FBO xxxxxxxxx
	60 Livingston Ave
	St Paul, MN 55107-2292

C	LPL Financial	9.41%
	9785 Towne Centre Dr.
	San Diego, CA 92121-1968

C	DeAWM Trust Company Cust.	7.84%
	For the Roth IRA of xxxxxxxxx
	Baltimore, MD 21234-2738

C	DeAWM Trust Company	6.79%
	Full Scale Woodworking, Inc.
	FBO xxxxxxxxx
	Bloomfield, NJ 07003-5518

C	MG Trust Co. Cust.	6.51%
	FBO Direct Therapy Services
	717 17th Street, Suite 1300
	Denver, CO 80202-3304

S	DeAWM Trust Company Cust.	31.24%
	FBO Tr of Aerovironment P/S & Sal Def 401(k) Plan
	P.O. Box 1757
	Salem, NH 03079-1143

S	DeAWM Trust Company	10.12%
	FBO The Conference Board 403(b) Plan
	P.O. Box 1757
	Salem, NH 03079-1143

S	Pershing LLC	8.67%
	1 Pershing Plaza
	Jersey City, NJ 07399-0001

S	Great-West Trust Company LLC TTEE	7.95%
	Employee Benefits Clients 401(k)
	8515 E. Orchard Rd
	Greenwood VLG, CO 80111-5002

To the best of the knowledge of 2030 Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of 2030 Fund as of the Record Date:

Share Class	Shareholder Name and Address	% Ownership
A	DeAWM Trust Company	12.89%
	FBO Chelos Management Co. 401(k) Plan
	P.O. Box 1757
	Salem, NH 03079-1143

A	DeAWM Trust Company	10.22%
	FBO Lincoln Surgery Center 401(k) Plan
	P.O. Box 1757
	Salem, NH 03079-1143

A	DeAWM Trust Company	6.38%
	FBO Crowley Automotive Group 401(k) Plan
	P.O. Box 1757
	Salem, NH 03079-1143

B	American Enterprise Investment Svc.	29.64%
	FBO #xxxxxxxx
	707 2nd Avenue S
	Minneapolis, MN 55402-2405

B	DeAWM Trust Company Cust.	10.78%
	For the Roth IRA of xxxxxx
	Janesville, WI 53546-9050

B	First Clearing LLC	9.08%
	Special Custody Acct for the Exclusive
	Benefit of Customer
	2801 Market St.
	St. Louis, MO 63103-2523

B	Charles Schwab &Co. Inc.	8.66%
	Special Custody Acct FBO Customers
	101 Montgomery Street
	San Francisco, CA 94104-4151

B	Pershing LLC	6.71%
	1 Pershing Plaza
	Jersey City, NJ 07399-0001

C	Charles Schwab & Co. Inc.	21.51%
	Special Custody Acct FBO Customers
	101 Montgomery Street
	San Francisco, CA 94104-4151

C	Morgan Stanley Smith Barney	10.65%
	Harborside Financial Center
	Plaza II, 3rd Floor
	Jersey City, NJ 07311

C	UBS WM USA	8.44%
	Omni Account M/F
	1000 Harbor Blvd
	Weehawken, NJ 07086-6761

C	LPL Financial	7.18%
	A/C xxxxxxxx
	9785 Towne Centre Dr
	San Diego, CA 92121-1968

Share Class	Shareholder Name and Address	% Ownership
C	First Clearing LLC	5.47%
	Special Custody Acct for the Exclusive
	Benefit of Customer
	2801 Market St.
	St. Louis, MO 63103-2523

S	DeAWM Trust Company Cust.	16.00%
	FBO Tr of Aerovironment P/S & Sal Def 401(k) Plan
	P.O. Box 1757
	Salem, NH 03079-1143

S	Great-West Trust Company LLC TTEE	8.75%
	Employee Benefits Clients 401(k)
	8515 E. Orchard Rd
	Greenwood VLG, CO 80111-5002

S	DeAWM Trust Company	7.79%
	FBO The Conference Board 403(b) Plan
	P.O. Box 1757
	Salem, NH 03079-1143

Any shareholder who owns 25% or more of the outstanding shares of a fund may be deemed to control the fund. Any entity controlling a fund may be able to determine the outcome of issues that are submitted to shareholders for a vote, and may be able to take action regarding such fund without the consent or approval of the other shareholders.

Solicitation of Proxies and Proxy Costs. In addition to soliciting proxies by mail, certain officers and representatives of 2040 Fund, officers and employees of DIMA and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal.

DIMA has agreed to bear all costs of the proxy solicitation. Computershare Fund Services, Inc. (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $2,739. As the Meeting date approaches, certain shareholders of 2040 Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. If proxies are obtained telephonically, they will be recorded in accordance with procedures that are consistent with applicable law and that the Fund believes are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with this Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or a replacement proxy card or attending the Meeting, they may contact Computershare toll-free at 1-866-963-6127.

Any shareholder giving a proxy has the power to revoke it 1) in person at the Meeting or 2) by submitting a notice of revocation by mail (addressed to the Secretary of 2040 Fund at One Beacon Street, Boston, Massachusetts 02108). Any shareholder giving a proxy may also revoke it by executing or authorizing a later-dated proxy by mail, touch-tone telephone or via the Internet.

One Prospectus/Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Prospectus/Proxy Statement, which will be delivered promptly upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, shareholders should call 800-728-3337 or write to the Fund at 345 Park Avenue, New York, New York 10154.

Adjournment and Postponement. Whether or not a quorum is present, the Meeting may, by action of the chairman of the Meeting, be adjourned from time to time without notice with respect to the proposals to be considered at the Meeting to a designated time and place. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to any matter must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. The Board may postpone the Meeting of shareholders prior to the Meeting date with notice to shareholders entitled to vote at or receive notice of the Meeting. Unless a proxy is otherwise limited, any shares present and entitled to vote at the Meeting that are represented by broker non-votes may, at the direction of the proxies named therein, be voted in favor of any adjournment.

Principal Underwriter. The principal underwriter for 2040 Fund is DeAWM Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606-5808.

Submission of Shareholder Proposals. 2040 Fund does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of 2040 Fund at the following address: One Beacon Street, Boston, Massachusetts 02108. Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the meeting; however, timely submission of a proposal does not necessarily mean that such proposal will be included in the associated proxy statement.

Shareholder Request for Special Meeting. Meetings of shareholders of the Trust shall be called by the Board members or such other person or persons as specified in the By-laws of the Trust upon the written request of the holder or holders of 10% or more of the total number of outstanding shares entitled to vote at the meeting.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROSPECTUS/PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT COMPUTERSHARE FUND SERVICES, INC. AT 1-866-963-6127. SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD FOR YOUR FUND AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

APPENDIX A

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Only one party needs to sign, and the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts

(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts

(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial, GMA/UTMA or Estate Accounts

(1) John B. Smith, Cust. F/b/o John B. Smith Jr.	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

A-1

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this              day of                     , 2015, by and among Deutsche Target Date Series, a Massachusetts business trust (the “Trust”), on behalf of Deutsche LifeCompass 2040 Fund, a separate series of the Trust (the “Acquired Fund”), and the Trust, on behalf of Deutsche LifeCompass 2030 Fund, also a separate series of the Trust (the “Acquiring Fund” and, together with the Acquired Fund, each a “Fund,” and collectively, the “Funds”); and Deutsche Investment Management Americas Inc. (“DIMA”), investment adviser for the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Trust is 345 Park Avenue, New York, NY 10154.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class C and Class S voting shares of beneficial interest ($0.01 par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of each class of the Acquiring Fund Shares to the shareholders of each corresponding class of the Acquired Fund in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class C and Class S Acquiring Fund Shares computed in the manner set forth in section 2.3; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation payable to the Trustees of the Trust (the “Trustees”) relating to the Acquired Fund. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3 The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1. The liabilities of the Acquired Fund to be assumed by the Acquiring Fund shall include all of the Acquired Fund’s liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation payable to the Trustees relating to the Acquired Fund.

1.4 Prior to the Valuation Date as defined in section 2.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed together with all previous such dividends and distributions at least all of its investment company taxable income (computed without regard to any deduction for dividends paid), the excess of its interest income excludable from gross income under Section 103 of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and realized net capital gain (after reduction for any available capital loss carryforward), if any, for all taxable periods ending on or before the Closing Date.

1.5 Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Closing, on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class C and Class S Acquiring Fund Shares to be so credited to the Class A, Class C and Class S Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class C and Class S shares of the Acquired Fund after the Closing Date will represent, without any action necessary on the part of any party, only a number of Acquiring Fund Shares as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7 Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8 All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1 The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Trust’s Amended and Restated Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2 The net asset value of a Class A, Class C or Class S Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3 The number of Class A, Class C and Class S Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A, Class C and Class S shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4 All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1 The Closing of the transactions contemplated by this Agreement shall be August 17, 2015, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Funds, or at such other place and time as the parties may agree.

3.2 The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3 State Street Bank and Trust Company (“SSB”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to SSB, also the custodian for the Acquiring Fund, prior to or at the Closing and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds as of the Closing.

3.4 DeAWM Service Company (“DSC”) (or its designee), as transfer agent (or subtransfer agent) for the Trust, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class C and Class S Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5 In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Trustees, accurate appraisal of the value of the net assets with respect to the Class A, Class C and Class S shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

4.	Representations and Warranties

4.1 The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust’s Amended and Restated Declaration of Trust. The Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b) The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d) The Trust is not, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquired Fund, will not result, (i) in violation of Massachusetts law or of the Trust’s Amended and Restated Declaration of Trust, as amended, or By-Laws, as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust on behalf of the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust on behalf of the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended August 31, 2014, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the

Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the semi-annual fiscal period ended February 28, 2015, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(h) Since February 28, 2015, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(i) All federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it have been timely filed (including any permitted extensions) and are complete and correct in all material respects, and all federal, state, local and other taxes of the Acquired Fund (whether or not shown as due or required to be shown as due on said returns and reports) have been paid or provision has been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed on or before the Closing Date all of its investment company taxable income (as determined without regard to any deduction for dividends paid by the Acquired Fund), the excess of its interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain, as such terms are defined in the Code, that has accrued through the Closing Date;

(k) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund) and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DSC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, nor is there outstanding any security convertible into any shares of the Acquired Fund;

(l) As of the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(p) The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2 The Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a) The Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Trust duly designated in accordance with the applicable provisions of the Trust’s Amended and Restated Declaration of Trust. The Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b) The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result, (i) in violation of Massachusetts law or of the Trust’s Amended and Restated Declaration of Trust, as amended, or By-Laws, as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust on behalf of the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Trust on behalf of the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended August 31, 2014, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the semi-annual fiscal period ended February 28, 2015, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(h) Since February 28, 2015, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(i) All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it have been timely filed (including any permitted extensions) and are complete and correct in all material respects, and all federal, state, local and other taxes of the Acquiring Fund (whether or not shown as due or required to be shown as due on said returns and reports) have been paid or provision has been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) For each taxable year of its operation, the Acquiring Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code. In addition, the Acquiring Fund will satisfy each of the foregoing with respect to its taxable year that includes the Closing Date;

(k) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund) and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, nor is there outstanding any security convertible into any shares of the Acquiring Fund;

(l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will as of the Closing have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(m) As of the Closing, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of the Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(p) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(q) The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(r) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

The Trust on behalf of each Fund covenants as follows:

5.1 The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 Upon reasonable notice, the Acquiring Fund’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3 The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than                     , 2015.

5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5 The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7 Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8 The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9 The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10 The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all the liabilities of the Acquired Fund.

5.11 Immediately after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13 The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trust, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trust, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated herein in section 8.6.

5.14 Prior to the Valuation Time, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid), the excess of its interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and all of its realized net capital gain (after reduction for any available capital loss carryforward), if any, for any taxable year of the Acquired Fund ending on or prior to the Closing Date.

5.15 The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the Acquiring Fund’s current implementation of its investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s current implementation of its investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets pursuant to the Acquiring Fund’s current implementation of its investment objective, policies, restrictions and strategies prior to the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of or purchase any assets if, in the reasonable judgment of the Acquired Fund, such disposition or purchase would adversely affect the tax-free nature of the reorganization.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Trustees or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2 The Acquiring Fund shall have delivered to the Acquired Fund at the Closing a certificate executed in its name by the Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct on and as of the Closing, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3 The Acquired Fund shall have received at the Closing an opinion of Vedder Price P.C., in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a) the Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of the Commonwealth of Massachusetts and is in good standing under the laws of that State;

(b) the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms;

(c) the execution and delivery of the Agreement by the Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Amended and Restated Declaration of Trust or By-laws; and

(d) to the knowledge of such counsel, and without any independent investigation, (i) the Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (ii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder Price P.C. of customary representations it shall reasonably request of the Trust, on behalf of the Acquiring Fund and the Acquired Fund, and will be subject to such firm’s customary opinion qualifications, assumptions and limitations.

6.4 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5 The Trust shall have entered into an expense cap agreement with DIMA effectively limiting the expenses of Class A, Class C and Class S shares of the Acquiring Fund to 1.15%, 1.90%, and 0.90%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest, for a period commencing on the Closing Date and ending on September 30, 2018, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing and, in addition thereto, the following further conditions:

7.1 All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing, certified by the Treasurer of the Trust.

7.3 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund at the Closing a certificate executed in its name by the Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4 The Acquiring Fund shall have received at the Closing an opinion of Vedder Price P.C., in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a) the Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of the Commonwealth of Massachusetts and is in good standing under the laws of that State;

(b) the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms;

(c) the execution and delivery of the Agreement by the Trust, on behalf of the Acquired Fund, did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Amended and Restated Declaration of Trust or By-laws; and

(d) to the knowledge of such counsel, and without any independent investigation, (i) the Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (ii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts with respect to the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder Price P.C. of customary representations it shall reasonably request of the Trust, on behalf of the Acquiring Fund and the Acquired Fund, and will be subject to such firm’s customary opinion qualifications, assumptions and limitations.

7.5 The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing with respect to the Acquired Fund or the Acquiring Fund, the Trust on behalf of the applicable Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust’s Amended and Restated Declaration of Trust, as amended, and By-Laws, as amended, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2 An amended and restated investment management agreement between the Trust, on behalf of the Acquiring Fund and DIMA shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquiring Fund in accordance with the provisions of the Trust’s Amended and Restated Declaration of Trust, as amended, and By-Laws, as amended, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.

8.3 On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.5 The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6 The parties shall have received an opinion of Vedder Price P.C. addressed to the Trust on behalf of each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer by the Acquired Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Acquired Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund Shares so received by the Acquired Fund to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Acquired Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization; (ii) no gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Acquired Fund; (iii) no gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares so received to the Acquired Fund Shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund; (iv) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Acquired Fund solely for Acquiring Fund Shares; (v) the aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Acquired Fund exchanged therefor by such shareholder; (vi) the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will include the period during which the shares of the Acquired Fund exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the effective time of the Reorganization; (vii) the basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately before the effective time of the Reorganization; and (viii) the holding period of the assets of the Acquired Fund received by the Acquiring Fund will include the period during which such assets were held by the Acquired Fund.

No opinion will be expressed as to (i) the effect of the Reorganization on the Acquired Fund, the Acquiring Fund or any Acquired Fund Shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (ii) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.6.

9.	Indemnification

9.1 The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly or severally, the Trust or any of the Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2 The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly or severally, the Trust or any of the Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1 The Trust, on behalf of the Acquiring Fund and the Acquired Fund, represents and warrants that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2 Except as provided herein, DIMA will bear all the expenses associated with the Reorganization, including, but not limited to, any transaction costs payable by the Acquired Fund in connection with the sale and purchase of assets as directed by the Acquiring Fund pursuant to Section 5.15 prior to the date of the Reorganization (“Pre-Reorganization Transaction Costs”). Expenses will in any event be paid by the Fund directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Fund as a regulated investment company within the meaning of Section 851 of the Code.

11.	Entire Agreement

The Trust on behalf of the Acquiring Fund and the Acquired Fund agrees that it has not made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by the Trust on behalf of both Funds, or (ii) by the Trust on behalf of either Fund if the Closing shall not have occurred on or before December 1, 2015, unless such date is extended by the Trust on behalf of both Funds, or (iii) by the

Trust on behalf of either Fund if the other Fund shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of the Trust or the Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Trust on behalf of the Acquired Fund and any authorized officer of the Trust on behalf of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Trust, 345 Park Avenue, New York, NY 10154, with a copy to Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1 The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4 It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but bind only the property of the applicable Funds, as provided in the Trust’s Amended and Restated Declaration of Trust. Moreover, no series of the Trust other than the Funds shall be responsible for the obligations of the Trust hereunder, and all persons shall look only to the assets of the applicable Funds to satisfy the obligations of the Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Trustees, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of the Trust acting as such, and neither such authorization by the Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the applicable Funds, as provided in the Trust’s Amended and Restated Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, the Trust has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DEUTSCHE TARGET DATE SERIES, on behalf of Deutsche LifeCompass 2040 Fund

Secretary	By: Brian Binder
Its: President

Attest:	DEUTSCHE TARGET DATE SERIES, on behalf of Deutsche LifeCompass 2030 Fund

Secretary	By: Brian Binder
Its: President

AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: John Millette
Its: Director

By: Caroline Pearson
Its: Managing Director

APPENDIX C

FINANCIAL HIGHLIGHTS

Deutsche LifeCompass 2030 Fund — Class A

	Six Months Ended 2/28/15		Years Ended August 31,
			2014	2013	2012	2011	2010
	(Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$12.04		$10.66	$9.71	$9.10	$8.04	$7.87
Income (loss) from investment operations:
Net investment income[a]	.10		.14	.19	.13	.12	.11
Net realized and unrealized gain (loss)	.10		1.68	.92	.61	1.04	.18
Total from investment operations	.20		1.82	1.11	.74	1.16	.29
Less distributions from:
Net investment income	(.28)		(.31)	(.16)	(.13)	(.10)	(.12)
Net realized gains	(1.09)		(.13)	—	—	—	—
Total distributions	(1.37)		(.44)	(.16)	(.13)	(.10)	(.12)
Net asset value, end of period	$10.87		$12.04	$10.66	$9.71	$9.10	$8.04
Total Return (%)[b,c,d]	1.92	**	17.23	11.61	8.26	14.44	3.63
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31		32	40	41	38	40
Ratio of expenses before expense reductions (%)[e]	.86	*	.82	.82	.80	.80	.85
Ratio of expenses after expense reductions (%)[e]	.50	*	.46	.47	.58	.58	.55
Ratio of net investment income (%)	1.80	*	1.25	1.84	1.39	1.30	1.33
Portfolio turnover rate (%)	12	**	60	41	46	32	44

a	Based on average shares outstanding during the period.
b	Total return does not reflect the effect of any sales charge.
c	Total return would have been lower had certain expenses not been reduced.
d	Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.
e	The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
*	Annualized
**	Not annualized

Deutsche LifeCompass 2030 Fund — Class B

	Six Months Ended 2/28/15		Years Ended August 31,
			2014	2013	2012	2011	2010
	(Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$11.99		$10.63	$9.67	$9.06	$8.02	$7.84
Income (loss) from investment operations:
Net investment income[a]	.05		.06	.12	.06	.05	.05
Net realized and unrealized gain (loss)	.11		1.65	.93	.61	1.02	.19
Total from investment operations	.16		1.71	1.05	.67	1.07	.24
Less distributions from:
Net investment income	(.19)		(.22)	(.09)	(.06)	(.03)	(.06)
Net realized gains	(1.09)		(.13)	—	—	—	—
Total distributions	(1.28)		(.35)	(.09)	(.06)	(.03)	(.06)
Net asset value, end of period	$10.87		$11.99	$10.63	$9.67	$9.06	$8.02
Total Return (%)[b,c,d]	1.56	**	16.18	10.90	7.48	13.36	2.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2		.3	1	1	1	2
Ratio of expenses before expense reductions (%)[e]	1.74	*	1.65	1.61	1.55	1.56	1.63
Ratio of expenses after expense reductions (%)[e]	1.24	*	1.21	1.22	1.33	1.33	1.30
Ratio of net investment income (%)	.96	*	.51	1.13	.63	.55	.59
Portfolio turnover rate (%)	12	**	60	41	46	32	44

a	Based on average shares outstanding during the period.
b	Total return does not reflect the effect of any sales charge.
c	Total return would have been lower had certain expenses not been reduced.
d	Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.
e	The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
*	Annualized
**	Not annualized

Deutsche LifeCompass 2030 Fund — Class C

	Six Months Ended 2/28/15		Years Ended August 31,
			2014	2013	2012	2011	2010
	(Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$11.99		$10.62	$9.67	$9.06	$8.01	$7.83
Income (loss) from investment operations:
Net investment income[a]	.06		.05	.11	.06	.05	.05
Net realized and unrealized gain (loss)	.10		1.67	.93	.61	1.03	.19
Total from investment operations	.16		1.72	1.04	.67	1.08	.24
Less distributions from:
Net investment income	(.19)		(.22)	(.09)	(.06)	(.03)	(.06)
Net realized gains	(1.09)		(.13)	—	—	—	—
Total distributions	(1.28)		(.35)	(.09)	(.06)	(.03)	(.06)
Net asset value, end of period	$10.87		$11.99	$10.62	$9.67	$9.06	$8.01
Total Return (%)[b,c,d]	1.56	**	16.29	10.80	7.48	13.50	2.99
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6		6	5	5	5	5
Ratio of expenses before expense reductions (%)[e]	1.50	*	1.48	1.52	1.48	1.50	1.54
Ratio of expenses after expense reductions (%)[e]	1.25	*	1.21	1.22	1.33	1.33	1.30
Ratio of net investment income (%)	1.06	*	.46	1.06	.61	.55	.59
Portfolio turnover rate (%)	12	**	60	41	46	32	44

a	Based on average shares outstanding during the period.
b	Total return does not reflect the effect of any sales charge.
c	Total return would have been lower had certain expenses not been reduced.
d	Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.
e	The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
*	Annualized
**	Not annualized

Deutsche LifeCompass 2030 Fund — Class S

	Six Months Ended 2/28/15		Years Ended August 31,
			2014	2013	2012	2011	2010
	(Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$12.05		$10.68	$9.72	$9.11	$8.05	$7.87
Income (loss) from investment operations:
Net investment income[a]	.14		.17	.22	.15	.15	.13
Net realized and unrealized gain (loss)	.07		1.67	.93	.61	1.04	.19
Total from investment operations	.21		1.84	1.15	.76	1.19	.32
Less distributions from:
Net investment income	(.31)		(.34)	(.19)	(.15)	(.13)	(.14)
Net realized gains	(1.09)		(.13)	—	—	—	—
Total distributions	(1.40)		(.47)	(.19)	(.15)	(.13)	(.14)
Net asset value, end of period	$10.86		$12.05	$10.68	$9.72	$9.11	$8.05
Total Return (%)[b,c]	2.02	**	17.41	11.99	8.52	14.72	4.02
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9		20	18	21	18	11
Ratio of expenses before expense reductions (%)[d]	.63	*	.56	.57	.55	.55	.59
Ratio of expenses after expense reductions (%)[d]	.24	*	.21	.22	.33	.33	.30
Ratio of net investment income (%)	2.49	*	1.49	2.12	1.58	1.55	1.58
Portfolio turnover rate (%)	12	**	60	41	46	32	44

a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
c	Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.
d	The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
*	Annualized
**	Not annualized

APPENDIX D

FORM OF AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT, dated as of [            ], 2015 among Deutsche Asset Allocation Trust, a Massachusetts business trust (the “Trust”), on its own behalf and on behalf of each of the Funds listed on Schedule I to this Agreement (each a “Fund” and together, the “Funds”), and Deutsche Investment Management Americas Inc., a Delaware corporation (the “Adviser”), effective with respect to each Fund as of the date set out with respect to such Fund on Schedule I to this Agreement, as may be amended from time to time.

WHEREAS, the Trust is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Trust engages in the business of investing and reinvesting the assets of each Fund in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) of each Fund included in the Trust’s Registration Statement on Form N-1A, as amended from time to time (the “Registration Statement”), filed by the Trust under the Investment Company Act and the Securities Act of 1933, as amended;

WHEREAS, the Adviser is engaged principally in rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust desires to retain the Adviser to provide investment management services to each Fund on the terms set out in this Agreement, and the Adviser is willing to provide investment management services to each Fund on the terms set out in this Agreement; and

WHEREAS, the Trust and the Adviser desire to amend and restate the current Amended and Restated Investment Management Agreement dated June 1, 2006, as amended as of November 15, 2007, for the Funds.

NOW, THEREFORE, in consideration of the premises and the covenants contained in this Agreement, the Trust, each Fund and the Adviser agree as follows:

1.     Appointment and Services.

(a) The Trust appoints the Adviser to act as investment manager to each Fund. The Adviser accepts its appointment and agrees to provide the services set out in this Agreement for the compensation set out in this Agreement.

(b) Subject to the terms of this Agreement, and the supervision of the Board of Trustees, the Adviser will provide continuing investment management of the assets of each Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI of the Fund; the applicable provisions of the Investment Company Act, the rules and regulations thereunder; the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations. In connection with the services provided under this Agreement, the Adviser will use best efforts to manage each Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued under the Code. The Adviser will also monitor, to the extent not monitored by the Fund’s administrator or other agent, each Fund’s compliance with its investment and tax guidelines and other compliance policies. Each Fund will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to the Adviser’s investment advisory clients. In managing each Fund in accordance with the requirements set out in this Section 1, the Adviser will be entitled to receive and act upon advice of counsel for the Trust or a Fund.

(c) The Adviser will determine the securities and other instruments to be purchased, sold or entered into by each Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Adviser’s determinations and all in accordance with each Fund’s policies as set out in the Prospectus and SAI of the Fund or as adopted by the Board of Trustees and disclosed to the Adviser. The Adviser will determine what portion of each Fund’s portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents.

(d) The Adviser will provide assistance to the Board of Trustees in valuing the securities and other instruments held by each Fund, to the extent reasonably required by such valuation policies and procedures as may be adopted by each Fund.

(e) The Adviser will maintain in accordance with applicable law all books and records required of investment advisers under the Advisers Act, and will make available to the Board of Trustees such records upon request.

(f) The Adviser also agrees to make available to the Board of Trustees the following:

(i) periodic reports on the investment performance of each Fund;

(ii) additional reports and information related to the Adviser’s duties under this Agreement as the Board of Trustees may reasonably request; and

(iii) to the extent held by the Adviser, all of each Fund’s investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the Investment Company Act and other applicable laws.

To the extent required by law, the Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided under this Agreement that may be requested.

(g) The Adviser will also provide to each Fund’s administrator, custodian, fund accounting agent, shareholder service agents, transfer agents and other service providers, as required, and to the extent held by the Adviser, information relating to all transactions concerning the assets belonging to the Fund, in each case subject to compliance with applicable privacy standards.

2.     Management Fee.

(a) For all services to be rendered, payments to be made and costs to be assumed by the Adviser as provided under this Agreement, the Trust on behalf of each Fund will pay the Adviser in United States Dollars following the last day of each month the unpaid balance of a fee equal to the sum of all the daily management accruals from the previous month. The daily management accrual is calculated on a daily basis by multiplying a Fund’s prior day’s net assets by the fee rates set forth on Schedule II to this Agreement and summing the product of each fee rate and dividing that product by the number of days in that year. The Adviser will be entitled to receive during any month such interim payments of its fee under this Section 2 as it will request, provided that no such payment will exceed 75 percent of the amount of its fee then accrued on the books of a Fund and unpaid.

(b) The “average daily net assets” of each Fund will mean the average of the values placed on the Fund’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the Investment Company Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of each Fund will always be determined pursuant to the applicable provisions of the Trust’s Declaration of Trust, as amended from time-to-time (the “Declaration”) and the Registration Statement. If the determination of net asset value for a Fund does not take place for any particular day, then for the purposes of this Section 2, the value of the net assets of the Fund as last determined will be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund’s portfolio may be lawfully determined on that day. If a Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day will be deemed to be the sole determination thereof on that day for the purposes of this Section 2.

(c) The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse a Fund for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Adviser. Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by the Adviser at any time. For the month and year in which this Agreement becomes effective or terminates, there will be an appropriate pro ration of any fee based on the number of days that the Agreement is in effect during such month and year, respectively.

(d) All rights to compensation under this Agreement for services performed as of the termination of this Agreement shall survive the termination.

3.     Expenses.

(a) Except as otherwise specifically provided in this Section 3 or as determined by the Board of Trustees, to the extent permitted by applicable law, the Adviser will pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including a Fund’s share of payroll taxes) who are affiliated persons of the Adviser, and the Adviser will make available, without expense to any Fund, the services of such of its directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The Adviser will provide at its expense the services described in this Agreement.

(b) The Adviser will not be required to pay any expenses of the Trust or of a Fund other than those specifically allocated to it in this Section 3. In particular, but without limiting the generality of the foregoing, the Adviser will not be responsible, except to the extent of the reasonable compensation of such of the Trust’s Trustees and officers as are directors, officers or employees of the Adviser whose services may be involved, for the following expenses of a Fund: fees payable to the Adviser; outside legal, accounting or auditing expenses including with respect to expenses related to negotiation, acquisition, or distribution of portfolio investments; maintenance of books and records which are maintained by the Trust, a Fund’s custodian or other agents of the Trust; taxes and governmental fees; interest expenses; fees and expenses of a Fund’s accounting agent, custodians, sub-custodians, depositories (for securities and/or commodities), transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a Fund’s business.

(c) The Adviser will not be required to pay expenses of any activity which is primarily intended to result in sales of shares of a Fund (the “Shares”) if and to the extent that (i) such expenses are required to be borne by a principal underwriter that acts as the distributor of the Fund’s Shares pursuant to an underwriting agreement that provides that the underwriter will assume some or all of such expenses, or (ii) the Trust on behalf of the Fund will have adopted a plan in conformity with Rule 12b-1 under the Investment Company Act providing that the Fund (or some other party) will assume some or all of such expenses. The Adviser will pay such sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by a Fund (or some other party) pursuant to such a plan.

4.     Delegation of Investment Management Services. Subject to the prior approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may, through a sub-advisory agreement or other arrangement, delegate to a sub-advisor any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed. Subject to the prior approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may adjust such duties, the portion of assets being managed, and the fees to be paid by the Adviser; provided, that in each case the Adviser will continue to oversee the services provided by such company or employees and any such delegation will not relieve the Adviser of any of its obligations under this Agreement.

5.     Selection of Brokers and Affiliated Transactions.

(a) Subject to the policies established by, and any direction from the Trust’s Board of Trustees, the Adviser will be responsible for selecting the brokers or dealers that will execute the purchases and sales for a Fund. Subject to the foregoing, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Fund’s Prospectus and SAI.

(b) Subject to the policies established by, and any direction from, a Fund’s Board of Trustees, the Adviser may direct any of its affiliates to execute portfolio transactions for a Fund on an agency basis. The commissions paid to the Adviser’s affiliates must be in accordance with Rule 17e-1 under the Investment Company Act.

(c) The Adviser and any of its affiliates will not deal with a Fund or any of its affiliates in any transaction in which the Adviser or any of its affiliates acts as a principal with respect to any part of a Fund order, except in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation. If the Adviser or any of its affiliates is participating in an underwriting or selling group, a Fund may not buy securities from the group except in accordance with policies established by the Board of Trustees in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(d) The Adviser will promptly communicate to a Fund’s administrator and to the officers and the Trustees of a Trust such information relating to portfolio transactions as they may reasonably request.

6.     Limitation of Liability of Manager.

(a) As an inducement to the Adviser undertaking to provide services to the Trust and each Fund pursuant to this Agreement, the Trust and each Fund agrees that the Adviser will not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement will be deemed to protect or purport to protect the Adviser against any liability to the Trust, a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b) The rights of exculpation provided under this Section 6 are not to be construed so as to provide for exculpation of any person described in this Section for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 6 to the maximum extent permitted by applicable law.

7.     Term and Termination.

(a) This Agreement will remain in force with respect to each party until the respective initial termination date listed on Schedule I and will continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the respective Fund. The requirement that continuance of this Agreement be “specifically approved at least annually” will be construed in a manner consistent with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(b) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust’s Board of Trustees on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust. This Agreement will terminate automatically in the event of its assignment (as defined under the Investment Company Act).

8.     Amendment. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the Investment Company Act, rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

9.     Services Not Exclusive. The Adviser’s services to the Trust and each Fund pursuant to this Agreement are not exclusive and it is understood that the Adviser may render investment advice, management and services to other persons (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired by such other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies. Whenever a Fund and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity over time. Similarly, opportunities to sell securities will be allocated in a manner believed by the Adviser to be equitable to each entity over time. The Trust and each Fund recognize that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for a Fund.

10.     Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities and other investments for the account of a Fund, neither the Adviser nor any of its directors, officers, or employees will act as a principal or agent or receive any commission, except in accordance with applicable law and policies and procedures adopted by the Board of Trustees. The Adviser or its agent will arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for a Fund’s account with brokers or dealers selected by it in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which the Adviser gives any advice to its clients concerning the Shares of a Fund, it will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.     Additional Series. In the event the Trust establishes one or more Funds after the effective date of this Agreement, such Funds will become Funds under this Agreement upon approval of this Agreement by the Board of Trustees with respect to the Funds and the execution of an amended Schedule I reflecting the Funds.

12.    Delivery of Documents. Copies of the Registration Statement and each Fund’s Prospectus and SAI have been furnished to the Adviser by the Trust. The Trust has also furnished the Adviser with copies properly certified or authenticated of each of the following additional documents related to the Trust and each Fund:

(i) The Declaration dated June 2, 2008, as amended and/or restated to date, together with all filed certificates regarding the establishment and designation of a series of Shares of the Trust, to the extent applicable.

(ii) By-Laws of the Trust as in effect on the date hereof.

(iii) Resolutions of the Trustees of the Trust approving the form of this Agreement.

The Trust will promptly furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

13.     Limitation of Liability for Claims.

(a) The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of The Commonwealth of Massachusetts, provides that the name “Deutsche Target Date Series” refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of a Fund, or Trustee, officer, employee, or agent of the Trust, will be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only will be liable.

(b) The Adviser is hereby expressly put on notice of the limitation of liability as set forth in the Declaration and it agrees that the obligations assumed by the Trust on behalf of each Fund pursuant to this Agreement will be limited in all cases to a Fund and its assets, and it will not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. The Adviser understands that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

14.     Miscellaneous.

(a) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(b) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act will be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

(c) This Agreement will be construed in accordance with the laws of the Commonwealth of Massachusetts without regard to choice of law or conflicts of law principles thereof, provided that nothing in this Agreement will be construed in a manner inconsistent with the Investment Company Act, or in a manner which would cause a Fund to fail to comply with the requirements of Subchapter M of the Code.

(d) This Agreement constitutes the entire agreement between the parties concerning the subject matter, and supersedes any and all prior understandings.

(e) If any provision, term or part of this Agreement is deemed to be void, unenforceable, or invalid for any reason by a court decision, statute, rule, or otherwise, the remaining provisions of this Agreement will remain in full force and effect as if such invalid provision, term or part was not a part of this Agreement.

(f) This Agreement will supersede all prior investment advisory or management agreements entered into between the Adviser and the Trust on behalf of a Fund.

[The rest of this page is intentionally blank]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first written above.

DEUTSCHE ASSET ALLOCATION TRUST

By:
Name: John Millette
Title: Vice President & Secretary

DEUTSCHE ASSET ALLOCATION TRUST, on behalf of the Funds set out on Schedule I

By:
Name: John Millette
Title: Vice President & Secretary

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
Name: Caroline Pearson
Title: Managing Director

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
Name: John Millette
Title: Director

SCHEDULE I

FUNDS

Fund	Effective Date of this Agreement	Initial term of Agreement
Deutsche LifeCompass Retirement Fund	[ ], 2015	September 30, 2016
Deutsche Multi-Asset Conservative Allocation Fund	[ ], 2015	September 30, 2016
Deutsche Multi-Asset Global Allocation Fund	[ ], 2015	September 30, 2016
Deutsche Multi-Asset Moderate Allocation Fund	[ ], 2015	September 30, 2016
Deutsche LifeCompass 2040 Fund	[ ], 2015	September 30, 2016

SCHEDULE II

INVESTMENT MANAGEMENT FEE RATES

(as a percentage of net assets)

Fund	Investment Management Fee Rate
Deutsche Multi-Asset Conservative Allocation Fund	(a) 0.100% of the Fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.550% of the Fund’s average daily net assets not covered in (a) above.

Deutsche Multi-Asset Global Allocation Fund	(a) 0.100% of the Fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.650% of the Fund’s average daily net assets not covered in (a) above.

Deutsche LifeCompass Retirement Fund	(a) 0.100% of the Fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.550% of the Fund’s average daily net assets not covered in (a) above.

Deutsche LifeCompass 2040 Fund	(a) 0.100% of the Fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.550% of the Fund’s average daily net assets not covered in (a) above.

Deutsche Multi-Asset Moderate Allocation Fund	(a) 0.100% of the Fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.550% of the Fund’s average daily net assets not covered in (a) above.

APPENDIX E

FUND OFFICERS

Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years and Other Directorships Held with DIMA and Certain Affiliates of DIMA
Brian E. Binder(3) (1972) President and Chief Executive Officer, 2013-present	Managing Director(2) and Head of Fund Administration, Deutsche Asset & Wealth Management (2013-present); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010-2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008-2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003-2008)

John Millette(4) (1962) Vice President and Secretary, 1999-present	Director(2), Deutsche Asset & Wealth Management

Melinda Morrow(5) (1970) Vice President, 2012-present	Director(2), Deutsche Asset & Wealth Management

Paul H. Schubert(5) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(2), Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson(4) (1962) Chief Legal Officer, 2010-present	Managing Director(2), Deutsche Asset & Wealth Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)

Robert Kloby(5) (1962) Chief Compliance Officer, 2006-present	Managing Director(2), Deutsche Asset & Wealth Management

Wayne Salit(5) (1967) Anti-Money Laundering Compliance Officer, 2014-present	Director(2), Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011-2014); and Director, AML Compliance Officer at Deutsche Bank (2004-2011)

Hepsen Uzcan(5) (1974) Assistant Secretary, 2013-present	Director(2), Deutsche Asset & Wealth Management

Paul Antosca(4) (1957) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset & Wealth Management

Jack Clark(4) (1967) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset & Wealth Management

Diane Kenneally(4) (1966) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset & Wealth Management

(1)	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche Funds.
(2)	Executive title, not a board directorship.
(3)	Address: 222 South Riverside Plaza, Chicago, Illinois 60606.
(4)	Address: One Beacon Street, Boston, Massachusetts 02108.
(5)	Address: 60 Wall Street, New York, New York 10005.

E-1

APPENDIX F

Information Regarding 2040 Fund’s Relationship with DIMA and Certain Affiliates

No portfolio trading commissions were paid to affiliated brokers for the Fund’s most recently completed fiscal year.

The following fees were paid by the Fund to DIMA and its affiliates during the most recently completed fiscal year for services provided to the Fund (other than under an investment advisory contract or for brokerage commissions).

Deutsche LifeCompass 2040 Fund

Name	Services	Total Fee	Amount Waived
Deutsche Investment Management Americas Inc.	Typesetting and Filing Service Fees	$10,600	$0
Deutsche Investment Management Americas Inc.	Administrative Services	$28,214	$28,214
DeAWM Distributors, Inc.	Distributor	$39,541	$974
DeAWM Service Company	Transfer Agent	$69,519	$69,519

F-1

APPENDIX G

Annual Fund Operating Expenses

Deutsche LifeCompass 2040 Fund

Annual Fund Operating Expenses1

(expenses that are deducted from fund assets)

	Management Fee	Distribution/ Service (12b-1) Fee	Other Expenses[2]	Acquired Fund Fees and Expenses[3]	Total Annual Fund Operating Expenses	Less Expense Waiver/Reim bursement	Net Annual Fund Operating Expenses
2040 Fund
Class A	0.00%	0.24%	0.83%	0.66%	1.73%	0.53%[4]	1.20%
Class C	0.00%	1.00%	0.83%	0.66%	2.49%	0.54%[4]	1.95%
Class S	0.00%	None	0.81%	0.66%	1.47%	0.52%[4]	0.95%
2040 Fund (Pro forma, under New IMA)
Class A	0.35%[5]	0.24%	0.83%	0.39%	1.81%	0.66%[6]	1.15%
Class C	0.35%[5]	1.00%	0.83%	0.39%	2.57%	0.67%[6]	1.90%
Class S	0.35%[5]	None	0.81%	0.39%	1.55%	0.65%[6]	0.90%

1	The Annual Fund Operating Expenses Table is presented as of the Fund’s fiscal year ended August 31, 2014. The pro forma combined figures assume shareholder approval of the New IMA and reflect average net asset values for the Fund for the 12-month period ended August 31, 2014. Since August 31, 2014, as a result of a continued decline in net assets and an increase in acquired fund fees and expenses, the expense ratios of the Fund have increased. As of the Fund’s semi-annual fiscal period ended February 28, 2015, the Fund’s net annual operating expense ratios were as follows: 1.24% for Class A, 1.99% for Class C and 0.99% for Class S.
2	Includes 0.10% paid to DIMA, the investment advisor for the Fund, for administrative and accounting services pursuant to an Administrative Services Agreement.
3	Acquired Fund Fees and Expenses are the fees and expenses incurred indirectly by the Fund as a result of the Fund’s investment in shares of one or more underlying funds. The pro forma Acquired Fund Fees and Expenses are based on DIMA’s estimate of the Fund’s allocation of assets between direct investments and underlying fund investments under the New IMA. Acquired Fund Fees and Expenses will be limited by the expense caps on the restructured Fund, while the expense caps currently in place for the Fund exclude Acquired Fund Fees and Expenses.
4	Through September 30, 2016, DIMA has contractually agreed to waive and/or reimburse fund expenses to the extent necessary to maintain the Fund’s net annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired fund fees and expenses) at ratios no higher than 0.54%, 1.29% and 0.29% for Class A, Class C and Class S, respectively. The agreement may only be terminated with the consent of the Fund’s board.
5	Under the New IMA, DIMA would be paid a management fee by the Fund at the following rates: (a) 0.10% of the Fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.55% of the Fund’s average daily net assets not covered by (a) above. If the management fee had been in effect during the 12-month period ended August 31, 2014, 2040 Fund would have paid $98,749, before any applicable fee waivers, to DIMA for investment management services.
6	Contingent upon approval of the New IMA, DIMA has agreed for a period extending from the effective date of the New IMA through September 30, 2018, to maintain net annual fund operating expense ratios for 2040 Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.15%, 1.90% and 0.90% for Class A, Class C and Class S, respectively. The agreement may only be terminated with the consent of the Fund’s board. As a result of a continued decline in net assets and an increase in acquired fund fees and expenses, the net annual operating expense ratios of 2040 Fund as of its semi-annual fiscal period ended February 28, 2015 were as follows: 1.24% for Class A, 1.99% for Class C and 0.99% for Class S.

G-1

APPENDIX H

Factors Considered by Board in Approving Current IMA

The Board of Trustees approved the renewal of the Funds’ investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

•	In September 2014, all of the Funds’ Trustees were independent of DIMA and its affiliates.

•	The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Funds’ performance, fees and expenses, and profitability compiled by a fee consultant retained by the Funds’ Independent Trustees (the “Fee Consultant”). The Board also received extensive information throughout the year regarding performance of the Funds.

•	The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Funds’ contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

•	In connection with reviewing the Agreement, the Board also reviewed the terms of each Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

•	Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Funds since their inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Funds. The Board considered, generally, that shareholders chose to invest or remain invested in each respective Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG (“DB”), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management (“AWM”) division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Funds’ Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to each Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to each Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed each Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Focus Funds” (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds.

LifeCompass 2015 Fund. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the LifeCompass 2015 Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the five-year period and has underperformed its benchmark in the one- and three-year periods ended December 31, 2013.

LifeCompass 2020 Fund. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the LifeCompass 2020 Fund’s performance (Class A shares) was in 1st quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013.

LifeCompass 2030 Fund. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the LifeCompass 2030 Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2013.

LifeCompass 2040 Fund. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the LifeCompass 2040 Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2013.

LifeCompass Retirement Fund. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the LifeCompass Retirement Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three and five-year periods ended December 31, 2013.

Fees and Expenses. The Board considered the Funds’ investment management fee schedules, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. (“Lipper”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the Funds do not pay any Fund-level investment advisory fees, but do bear administrative fees.

LifeCompass 2015 Fund. As a result of the administrative services fee, the total management fee rates paid by the LifeCompass 2015 Fund were at the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Lipper Universe Expenses”).

LifeCompass 2020 Fund. As a result of the administrative services fee, the total management fee rates paid by the LifeCompass 2020 Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper Universe Expenses.

LifeCompass 2030 Fund. As a result of the administrative services fee, the total management fee rates paid by the LifeCompass 2030 Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper Universe Expenses.

LifeCompass 2040 Fund. As a result of the administrative services fee, the total management fee rates paid by the LifeCompass 2040 Fund were at the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper Universe Expenses.

LifeCompass Retirement Fund. As a result of the administrative services fee, the total management fee rates paid by the LifeCompass Retirement Fund were at the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper Universe Expenses.

The Board also reviewed data comparing total (net) operating expenses of each share class of each Fund to the applicable Lipper Universe Expenses. The Board also considered information prepared by the Funds’ Fee Consultant regarding the competitiveness of each Fund’s total expenses relative to a more customized peer universe. The Board also considered how each Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that each Fund’s total (net) operating expenses would remain competitive. The Board considered the Funds’ total management fee rates as compared to fees charged by DIMA to comparable funds and considered differences between the Funds and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors (“Deutsche Europe funds”) managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that each Fund’s management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA from advising the Deutsche U.S. mutual funds (“Deutsche Funds”) along with the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Funds (which, as noted above, do not pay any investment advisory fees), but did receive such information with respect to the funds in which the Fund invests.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any economies of scale. The Board concluded that each Fund’s fee schedule represents an appropriate sharing between each Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Funds and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Funds’ chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of each Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Proxy card enclosed.

For more information, please call your Fund’s proxy solicitor, Computershare Fund Services, Inc. at 1-866-963-6127.

LC.Merger-2040.042115

EASY VOTING OPTIONS:
VOTE ON THE INTERNET
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VOTE BY MAIL
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VOTE IN PERSON
Attend Special Meeting
345 Park Avenue
New York, NY 10154
on July 24, 2015

Please detach at perforation before mailing.
DEUTSCHE LIFECOMPASS 2040 FUND PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 24, 2015	PROXY CARD

The undersigned shareholder of Deutsche LifeCompass 2040 Fund, a series of Deutsche Target Date Series (“2040 Fund” or the “Fund”), hereby appoint(s) John Millette, Caroline Pearson and Melinda Morrow, or any of them, as proxy or proxies of the undersigned, with full power of substitution in each of them, to attend the Special Meeting of the Shareholders of the Fund to be held at the offices of Deutsche Asset & Wealth Management, 345 Park Avenue, New York, New York 10154, on July 24, 2015 at 11:00 a.m., Eastern time (the “Meeting”), to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”).

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR each Proposal. Receipt of the Notice of Special Meeting of Shareholders and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	LC40_26588_061015

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on July 24, 2015.

The Proxy materials for this meeting are available at: www.proxy-direct.com/dws-26588

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTERS ARE PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:    ¢

VOTE THE PROPOSALS:

		FOR	AGAINST	ABSTAIN

1.	To consider and vote upon an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of 2040 Fund to Deutsche LifeCompass 2030 Fund, a series of Deutsche Target Date Series (“2030 Fund”), in exchange for shares of 2030 Fund (“Merger Shares”) and the assumption by 2030 Fund of all the liabilities of 2040 Fund, and (ii) the distribution of the Merger Shares to the shareholder of 2040 Fund in complete liquidation of 2040 Fund.	☐	☐	☐

2.	To consider and vote upon an Amended and Restated Investment Management Agreement between the Fund’s investment advisor, Deutsche Investment Management Americas Inc. and Deutsche Asset Allocation Trust on behalf of the Fund.	☐	☐	☐

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

LC40_26588_061015

STATEMENT OF ADDITIONAL INFORMATION

DEUTSCHE TARGET DATE SERIES

Deutsche LifeCompass 2030 Fund

345 Park Avenue

New York, New York 10154

This statement of additional information (the “Merger SAI”) is not a prospectus, but should be read in conjunction with the Prospectus/Proxy Statement dated June 19, 2015 for the Special Meeting of Shareholders of Deutsche LifeCompass 2040 Fund (“2040 Fund”), a series of Deutsche Target Date Series, to be held on July 24, 2015, into which this Merger SAI is hereby incorporated by reference. Copies of the Prospectus /Proxy Statement may be obtained at no charge by contacting DeAWM Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-728-3337, or by contacting your financial advisor and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about Deutsche LifeCompass 2030 Fund (“2030 Fund”), a series of Deutsche Target Date Series is contained in 2030 Fund’s statement of additional information (“SAI”) dated December 1, 2014, as supplemented December 30, 2014, February 20, 2015, March 11, 2015 and May 19, 2015, for Class A, Class B, Class C and Class S shares, which is incorporated by reference into this Merger SAI. Copies of 2030 Fund’s SAI may be obtained at no charge by contacting DeAWM Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-728-3337, or by contacting your financial advisor and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). The audited financial statements and related independent registered public accounting firm’s report for 2030 Fund contained in the Annual Report for the fiscal year ended August 31, 2014 and the unaudited financial statements contained in the Semi-Annual Report for the six-month period ended February 28, 2015 are incorporated herein by reference insofar as they relate to 2030 Fund’s participation in the merger. No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein.

The unaudited description of the pro forma effects of the merger, attached hereto, is intended to present the financial condition and related results of operations of 2030 Fund as if the merger had been consummated on March 1, 2014.

Further information about 2040 Fund is contained in the statement of additional information dated December 1, 2014, as supplemented December 30, 2014, February 20, 2015, March 11, 2015 and May 19, 2015, for Class A, Class C and Class S shares.

The date of this Merger SAI is June 19, 2015.

Pro Forma

Portfolio of Investments

as of February 28, 2015

	Deutsche LifeCompass 2030 Fund Shares	Deutsche LifeCompass 2040 Fund Shares	Combined Pro Forma Shares	Deutsche LifeCompass 2030 Fund Value ($)	Deutsche LifeCompass 2040 Fund Value ($)	Combined Pro Forma Value ($)
Equity — Equity Funds 68.1%, 72.4% and 69.2%, respectively
Deutsche Capital Growth Fund “Institutional” (a)	7,234	2,560	9,794	554,600	196,303	750,903	*
Deutsche Core Equity Fund “Institutional” (a)	359,569	127,317	486,886	9,082,707	3,216,033	12,298,740	*
Deutsche EAFE Equity Index Fund “Institutional” (a)	144,546	53,607	198,153	2,067,001	766,586	2,833,587	*
Deutsche Emerging Markets Equity Fund “Institutional” (a)	87,582	34,642	122,224	1,423,213	562,938	1,986,151	*
Deutsche Equity 500 Index Fund “Institutional” (a)	36,428	12,897	49,325	8,394,193	2,971,850	11,366,043	*
Deutsche Global Equity Fund “Institutional” (a)	127,440	47,269	174,709	1,087,065	403,208	1,490,273
Deutsche Global Growth Fund “Institutional” (a)	13,029	4,836	17,865	390,219	144,844	535,063
Deutsche Global Infrastructure Fund “Institutional” (a)	128,869	41,451	170,320	1,920,142	617,625	2,537,767	*
Deutsche Global Small Cap Fund “Institutional” (a)	35,100	13,027	48,127	1,488,599	552,478	2,041,077
Deutsche Latin America Equity Fund “S” (a)	2,110	823	2,933	47,201	18,406	65,607
Deutsche Real Estate Securities Fund “Institutional” (a)	77,056	24,420	101,476	1,871,697	593,161	2,464,858	*
Deutsche Real Estate Securities Income Fund “Institutional” (a)	5,434	1,715	7,149	56,726	17,910	74,636	*
Deutsche Small Cap Core Fund “S” (a)	71,265	27,944	99,209	1,893,513	742,471	2,635,984	*
Deutsche Small Cap Growth Fund “S” (a)	8,063	3,161	11,224	257,525	100,955	358,480	*
Deutsche Small Cap Value Fund “Institutional” (a)	3,338	1,304	4,642	88,835	34,703	123,538	*
Deutsche World Dividend Fund “Institutional” (a)	25,806	9,565	35,371	779,861	289,050	1,068,911

Total Equity — Equity Funds (Cost $23,187,312, $7,302,672 and $30,489,984 respectively)				31,403,097	11,228,521	42,631,618

Equity — Exchange-Traded Funds 4.9%, 5.4% and 5.0%, respectively
Deutsche X-trackers MSCI Europe Hedged Equity EFT (b)	5,700	2,100	7,800	164,217	60,501	224,718
Deutsche X-trackers MSCI Japan Hedged Equity EFT (b)	2,000	950	2,950	80,880	38,418	119,298
iShares MSCI Pacific ex Japan Fund	24,600	11,700	36,300	1,140,456	542,412	1,682,868
SPDR Barclays Convertible Securities Fund	14,460	2,234	16,694	692,345	106,964	799,309
SPDR S&P Emerging Asia Pacific Fund	2,300	900	3,200	202,653	79,299	281,952

Total Equity — Exchange-Traded Funds (Cost $2,224,426, $851,004 and $3,075,430 respectively)				2,280,551	827,594	3,108,145

Fixed Income — Bond Funds 24.1%, 17.6% and 22.5%, respectively
Deutsche Core Plus Income Fund “Institutional” (a)	147,299	22,583	169,882	1,602,611	245,703	1,848,314
Deutsche Enhanced Commodity Strategy Fund “Institutional” (a)	104,906	36,489	141,395	1,448,752	503,908	1,952,660
Deutsche Enhanced Emerging Markets Fixed Income Fund “Institutional” (a)	186,089	63,970	250,059	1,834,834	630,742	2,465,576
Deutsche Enhanced Global Bond Fund “S” (a)	70,796	15,968	86,764	654,866	147,707	802,573
Deutsche Floating Rate Fund “Institutional” (a)	65,447	24,386	89,833	600,153	223,622	823,775
Deutsche Global Inflation Fund “Institutional” (a)	177,399	28,632	206,031	1,797,055	290,043	2,087,098
Deutsche High Income Fund “Institutional” (a)	187,130	69,773	256,903	907,581	338,397	1,245,978
Deutsche Short Duration Fund “S” (a)	121,196	18,569	139,765	1,089,553	166,931	1,256,484
Deutsche U.S. Bond Index Fund “Institutional” (a)	118,471	18,173	136,644	1,194,191	183,181	1,377,372

Total Fixed Income — Bond Funds (Cost $11,647,546, $2,869,447 and $14,516,993, respectively)				11,129,596	2,730,234	13,859,830

For internal use only

Pro Forma

Portfolio of Investments

as of February 28, 2015

	Deutsche LifeCompass 2030 Fund Shares	Deutsche LifeCompass 2040 Fund Shares	Combined Pro Forma Shares	Deutsche LifeCompass 2030 Fund Value ($)	Deutsche LifeCompass 2040 Fund Value ($)	Combined Pro Forma Value ($)
Market Neutral Fund 1.4%, 1.4% and 1.4%, respectively
Deutsche Diversified Market Neutral Fund “Institutional” (a) (Cost $661,732, $217,891 and $879,623, respectively)	72,887	24,961	97,848	622,458	213,170	835,628

Fixed Income — Money Market Fund 4.2%, 10.1%, and 5.7%, respectively
Central Cash Management Fund, 0.06% (a) (c) (Cost $1,914,788, $1,570,370 and $3,485,158, respectively)	1,914,788	1,570,370	3,485,158	1,914,788	1,570,370	3,485,158

Total Investment Portfolio (Cost $39,635,804, $12,811,384 and $52,447,188, respectively) 102.7%, 106.9% and 103.8%, respectively				47,350,490	16,569,889	63,920,379
Other Assets and Liabilities, Net (2.7)%, (6.9)% and (3.8)%, respectively				(1,259,065)	(1,065,792)	(2,324,857)

Net Assets 100.0%, 100.0% and 100.0%, respectively				46,091,425	15,504,097	61,595,522

(a)	Affiliated fund managed by Deutsche Investment Management Americas Inc.
(b)	Affiliated fund managed by DBX Advisors LLC, a subsidiary of Deutsche Bank AG
(c)	The rate shown is the annualized seven-day yield at period end.
*	All or a portion of this security is expected to be sold as part of the restructuring of the Deutsche LifeCompass 2030 Fund over the course of several months following the merger.

For internal use only

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of February 28, 2015 and the unaudited pro forma condensed Statement of Operations for the twelve month period ended February 28, 2015 for Deutsche LifeCompass 2030 Fund and Deutsche LifeCompass 2040 Fund as adjusted giving effect to the Reorganization as if it had occurred as of the beginning of the period, March 1, 2014. These statements have been derived from the books and records utilized in calculating daily net asset value for each Fund. Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Deutsche LifeCompass 2030 Fund and Deutsche LifeCompass 2040 Fund incorporated by reference in the Statement of Additional Information.

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES

As Of February 28, 2015 (Unaudited)

	Deutsche LifeCompass 2030 Fund	Deutsche LifeCompass 2040 Fund	Pro Forma Adjustments	Pro Forma Combined Deutsche Multi-Asset Moderate Allocation Fund
Investments in affiliated Underlying Funds	$45,315,036	$15,841,214	$—	$61,156,250
Investments in non-affiliated Underlying Funds	$2,035,454	$728,675	$—	$2,764,129
Other assets less liabilities	$(1,259,065)	$(1,065,792)	$—	$(2,324,857)

Total Net assets	$46,091,425	$15,504,097	$—	$61,595,522

Net Assets
Class A	$30,889,604	$11,298,514	$—	$42,188,118
Class B	$155,268	$—	$—	$155,268
Class C	$5,828,018	$445,054	$—	$6,273,072
Class S	$9,218,535	$3,760,529	$—	$12,979,064

Total Net assets	$46,091,425	$15,504,097	$—	$61,595,522
	—	—	—

Share Outstanding
Class A	2,842,415	1,391,699	(352,277)	3,881,837
Class B	14,282	—	—	14,282
Class C	536,222	54,841	(13,898)	577,165
Class S	849,109	462,803	(116,530)	1,195,382

Net Asset Value per Share
Class A	10.87	8.12	—	10.87
Class B	10.87			10.87
Class C	10.87	8.12	—	10.87
Class S	10.86	8.13	—	10.86

See Notes to Pro Forma Combining Financial Statements

For internal use only

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED February 28, 2015 (Unaudited)

	Deutsche LifeCompass 2030 Fund	Deutsche LifeCompass 2040 Fund	Pro Forma Adjustments		Pro Forma Combined Deutsche Multi-Asset Moderate Allocation Fund
Investment Income:
Income distributions from affiliated Underlying Funds	$995,829	$403,546	—		$1,399,375
Dividends	70,682	22,096	—		92,778

Total Investment Income	1,066,511	425,642			1,492,153
Expenses
Management fee	—	—	290,333	(a)	290,333
Administration fee	57,944	25,007	—		82,951
Services to shareholders	133,235	62,911	—		196,146
Distribution and service fees	140,863	35,162	—		176,025
Custodian fee	7,831	8,213	(6,000	)(b)	10,044
Professional fees	58,752	59,231	(38,909	)(b)	79,074
Reports to shareholders	20,790	14,408	(12,732	)(b)	22,466
Registration fees	47,021	39,004	—		86,025
Trustees’ fees and expenses	3,655	3,135	—		6,790
Other Expenses	3,928	2,961	—		6,889

Total expenses before reductions	474,019	250,032	232,692		956,743
Expense reductions	(199,400)	(157,043)	(232,692)		(589,135)

Expenses, net	274,619	92,989	—		367,608

Net investment income (loss)	791,892	332,653	—		1,124,545

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Sale of affiliated Underlying Funds	3,026,900	2,872,790	—		5,899,690
Sale of non-affiliated Underlying Funds	105,118	31,688	—		136,806
Capital gain distributions from affiliated Underlying Funds	1,651,229	754,783	—		2,406,012
Capital gain distributions from non-affiliated Underlying Funds	23,227	4,441	—		27,668
Net unrealized appreciation (depreciation) on:
Investments	(2,149,934)	(2,447,425)	—		(4,597,359)
Net increase in net assets from operations	$3,448,432	$1,548,930	$—		$4,997,362

(a)	A management will be paid under the Amended and Restated Investment Management Agreement.
(b)	Decrease in expense based on the elimination of redundant fees for the Pro Forma combined.

See Notes to Pro Forma Combining Financial Statements

For internal use only

Notes to Pro Forma Combining Financial Statements

These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of February 28, 2015, and the unaudited pro forma combined condensed Statement of Operations for the year ended February 28, 2015 for Deutsche LifeCompass 2030 Fund and Deutsche LifeCompass 2040 Fund (the “Funds”), as adjusted, giving effect to the merger as if it had occurred, and the Amended and Restated Investment Management Agreement (the “New IMA”) has been in place, as of the beginning of the period (March 1, 2014). These statements have been derived from the books and records utilized in calculating daily net asset value for each Fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Following the completion of the merger, Deutsche LifeCompass 2030 Fund will be restructured from a fund that invests primarily in other Deutsche funds (a “fund of funds”) into a managed multi-asset fund that invests in mutual funds and exchange traded funds (“ETFs”); and directly in securities and other investments (the “Restructured 2030 Fund” or “Deutsche Multi-Asset Moderate Allocation Fund”).

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies with Deutsche LifeCompass 2030 Fund remaining as both the tax and accounting survivor. The acquisition would be accomplished by an acquisition of the net assets of Deutsche LifeCompass 2040 Fund in exchange for shares of the same class of Deutsche LifeCompass 2030 Fund at net asset value. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated. The estimated merger costs, consisting of legal, proxy costs and audit and accounting expenses are expected to be approximately $72,836 and will be borne by DIMA. The pro forma financial statements and related notes should be read in conjunction with the historical financial statements of the Deutsche LifeCompass 2030 Fund and the Deutsche LifeCompass 2040 Fund included in their annual report dated August 31, 2014 and semiannual report dated February 28, 2015. The statement of operations reflects adjustments made to expenses for duplicate services and other services that would not have occurred if the Reorganization took place on February 28, 2014 and the management fee expense to reflect the direct management fee charged by DIMA under the New IMA.

Under the New IMA, DIMA will be paid a management fee by the Restructured 2030 Fund at the following rates: (a) 0.10% of the Restructured 2030 Fund’s average daily net assets invested in mutual funds and ETFs; and (b) 0.55% of the Restructured 2030 Fund’s average daily net assets not covered in (a) above. DIMA does not currently receive a management fee for managing the Funds but does receive fees as investment advisor to the underlying Deutsche funds. The proforma management fee expense was calculated based on an investment allocation of 45% to ETFs and mutual funds and 55% to direct investments.

No significant accounting policies will change as the result of the proposed reorganization.

Portfolio Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. As of February 28, 2015, all of the Funds’ investments were categorized as Level 1.

Investments in mutual funds are valued at their net asset value per share of each class of the mutual fund.

Exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, Deutsche LifeCompass 2030 Fund intends to continue to qualify as a regulated investment company.